SHAREHOLDER LETTER


Dear Shareholder:

This semiannual report for Franklin Custodian Funds, Inc. covers the period ended March 31, 2000.

The six months under review witnessed the U.S. economy's entry into its 10th year of record expansion, as gross domestic product (GDP) increased at an annualized 7.3% in fourth quarter 1999 and is projected to increase 5.4% in first quarter 2000. Consumer spending, which accounts for two-thirds of growth, benefited from the combination of restrained U.S. unemployment, where February's 4.1% rate hovered close to a three-decade low, and increased incomes, bolstered by rising equity and real estate valuations.(1), (2) Inflation, as measured by the Consumer Price Index, was 2.7% for calendar year 1999 -- lower than many feared.

Against the backdrop of economic expansion, the Standard & Poor's 500(R) (S&P 500(R)) and Nasdaq Composite(R) Indexes registered gains, although many large market segments were left out or actually suffered during the reporting period. Technology stocks continued their trend as the big equity market winners, especially electronics-related stocks from instruments to semiconductors. By the end of first quarter 2000, those technology companies with proven earnings, such as Intel and Cisco, outperformed the Internet companies, whose valuations investors began to question. Meanwhile, "old economy" value stocks were expected to reassert themselves, but did so only briefly. Investors proved especially unmerciful toward those old economy companies with bad news, like consumer products giant Procter & Gamble, which lost one-third of its market capitalization after releasing a surprisingly downbeat earnings projection for the remainder of its fiscal year.(3) The S&P 500 rose 17.51% from October 1, 1999, through March 31, 2000; however, half of the stocks that comprise the index were down. Despite losing nearly 9.5% from its 5048.62 high on March 10, the Nasdaq ended the same period up 66.68%, although over one third of that index's stocks declined.

1. Source: Bureau of Labor Statistics, 4/4/00.

2. Source: www.Bloomberg.com, Top Financial News, 4/4/00.

3. Source: New York Times, 4/1/00.


CONTENTS

Shareholder Letter ....................................................    1

Fund Reports
 Franklin DynaTech Fund ...............................................    3
 Franklin Growth Fund .................................................    8
 Franklin Income Fund .................................................   12
 Franklin U.S. Government
 Securities Fund ......................................................   18
 Franklin Utilities Fund ..............................................   24

Financial Highlights &
Statement of Investments ..............................................   30

Financial Statements ..................................................   58

Notes to
Financial Statements ..................................................   64


U.S. bond markets experienced considerable volatility during the six months under review. The Federal Reserve Board (the Fed) raised interest rates 0.25% on three separate occasions due to inflation fears. The final increase, on March 21, lifted the federal funds target rate to 6.00%. While rising interest rates generally presented challenges for the bond markets, prices picked up at the end of the period as a 7.9% sell-off in the Nasdaq made fixed-income securities look more attractive to many investors. The yield on the 30-year Treasury fell from 6.06% on September 30, 1999, to 5.83% on March 31, 2000, after climbing to a high of 6.75% on January 20, 2000. Bond yields and prices move in an inverse relationship, so that as yields fall, the dollar value of bonds increased, meaning bond funds in general appreciated in value.

By the reporting period's end, The Conference Board's Index of leading U.S. economic indicators fell 0.3%, dropping for the first time in five months.2 While this decline does not signal the end of the economic expansion, it does point to a slowdown from fourth quarter 1999's breakneck pace. Looking forward, we anticipate that the Fed will monitor inflationary tendencies closely, and probably will raise interest rates again. If, as a result, the economy slows toward the end of 2000, the interest rate-sensitive stocks and the bond markets, in general, could begin to experience less volatility.

Such uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Charles B. Johnson
Charles B. Johnson
President
Franklin Custodian Funds, Inc.


FRANKLIN DYNATECH FUND

                                                               [PYRAMID GRAPHIC]

Your Fund's Goal: Franklin DynaTech Fund seeks capital appreciation by investing primarily in companies emphasizing technological development.


During the six-month reporting period, U.S. economic growth accelerated from the previous six months, extending the current economic expansion, the country's longest. As a result, consumer confidence remained very strong, unemployment stayed near 30-year lows, and the rest of the world showed signs of a robust economic recovery. This is more impressive when factoring in Y2K's negative effects and the Federal Reserve Board's (the Fed's) continuing attempts to slow economic growth to what they believe is a more sustainable level.

Technology stocks continued to post remarkable performance figures, and were once again the best-performing sector of the broader market. In this environment, Franklin DynaTech Fund - Class A shares produced a +35.37% cumulative total return for the six months under review, indicating the technology sector's continued relative strength compared with the overall market.(1)

Corporate spending on technology, estimated to have grown by 22% in 1999, is fueling solid earnings growth for companies specializing in this field. Over the past five years, the technology sector of the Standard & Poor's 500 (S&P 500) Index has had an earnings growth rate approximately twice that of the rest of the index. As growth in content, Internet traffic and e-commerce increases, corporate need for data storage, new infrastructure and the latest software applications becomes ever more indispensable to remain competitive. Going forward, technology spending is expected to remain strong and some analysts estimate that certain technology companies will have 30% or more earnings growth in 2000.


1. Cumulative total return measures the change in value of an investment, assuming reinvestment of any distributions, and does not include the initial sales charge.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 32.


PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
3/31/00

                                                                  % OF TOTAL
SECTOR                                                            NET ASSETS
--------------------------------------------------------------------------------
Semiconductors                                                       8.7%

Computer Software                                                    8.3%

Telecommunications
Equipment                                                            4.8%

Computer Communications                                              4.4%

Internet Services                                                    4.0%

Electronic Data Processing                                           3.6%

Biotechnology                                                        2.9%

Diversified Electronic Products                                      2.5%

Major Pharmaceuticals                                                2.3%

Cellular Telephone                                                   1.6%

Consumer Electronics/
Appliances                                                           1.5%

EDP Services                                                         1.3%

Electronic Production
Equipment                                                            1.0%

Major U.S.
Telecommunications                                                   0.9%

Cable Television                                                     0.8%

Precision Instruments                                                0.8%

Military/Government/
Technical                                                            0.7%

Other Telecommunications                                             0.6%

Medical Electronics                                                  0.6%

Media Conglomerates                                                  0.5%

EDP Peripherals                                                      0.5%

Broadcasting                                                         0.5%

Other Sectors                                                        3.3%

Cash and Other Net Assets                                           43.9%


During the six months under review, we were quite active, purchasing stocks of several companies that fit our investment criteria -- leading companies that offer long-term growth potential. Seven of our new positions were from technology sectors, where the fund held the majority of its equity investments on March 31, 2000. Within the communications equipment industry, we added three holdings we felt had outstanding long-term prospects -- Infonet Services Corp., Nokia and QUALCOMM. Infonet is a global data communications networking company that provides data, e-mail, intranet, Internet, multimedia and many other services to approximately 30% of the world's 500 largest companies. Nokia and QUALCOMM are directly benefiting from the explosive growth in wireless voice and data transmission. Other technology companies added to the fund included Agilent Technologies, a spin-off from Hewlett-Packard; OpenTV, a leading provider of software that enables digital interactive television; and SonicWall, an Internet infrastructure products manufacturer that provides secure, high-speed Internet access.

We also were active in the health care sector, specifically in biotechnology, where we added Chiron, Biogen and Inhale Therapeutics. Chiron focuses on human therapeutics to treat cancer, autoimmune disease, and viral infections, while Biogen conducts research on infectious diseases and autoimmune disorders. Inhale is a leading developer of drug delivery technologies for pharmaceutical companies and has developed a dry powder formulation and device combination that allows diabetics to inhale rather than inject their required daily insulin. Despite the recent volatility seen in many biotechnology stocks, we feel the long-term prospects remain very attractive.

We did eliminate a few positions during the reporting period for a variety of reasons. Within the technology sector, we sold our positions in Crossroads Systems, a storage router manufacturer, and Finisar Corp., a provider of fiber-optic subsystems and network performance test systems, after their strong stock performances created extremely high valuations. Outside of the technology sector, the fund sold its position in Casella Waste Systems following disappointing results, its investment in Associated First Capital due to interest-rate uncertainty, and shares of Gartner Group after receiving the shares from a spin-off by current holding IMS Health. While our advantageous cash position represented 43.9% of total net assets on March 31, 2000, as we continued to invest in leading companies, it should still provide us enough flexibility to add to existing positions and make new additions to your portfolio, as we seek to take advantage of the market volatility.

Looking forward, we believe that technology spending, Internet usage, wireless communications, and new software applications will continue to grow at a rapid pace. However, it is also clear that valuations for many technology and Internet companies are extremely high by historical standards, and one should not expect that such valuations and the strong returns they have produced recently will continue indefinitely.


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.


/s/ Robert R. Dean, CFA
Robert R. Dean, CFA

Portfolio Management Team
Franklin DynaTech Fund


This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/00

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Intel Corp.                                                              7.77%
Electronic Technology

Cisco Systems Inc.                                                       4.39%
Electronic Technology

Microsoft Corp.                                                          4.02%
Technology Services

Motorola Inc.                                                            2.70%
Electronic Technology

JDS Uniphase Corp.                                                       2.54%
Electronic Technology

Inktomi Corp.                                                            2.26%
Technology Services

i2 Technologies Inc.                                                     2.05%
Technology Services

Genentech Inc.                                                           1.94%
Health Technology

Check Point Software
Technologies Ltd.                                                        1.80%
Technology Services

Hewlett-Packard Co.                                                      1.39%
Electronic Technology



FRANKLIN DYNATECH FUND


SIX-MONTH PERFORMANCE SUMMARY
AS OF 3/31/00

Six-month and aggregate total returns do not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


CLASS A
Six-Month Total Return                      +35.37%
Net Asset Value (NAV)                       $30.83 (3/31/00)    $23.11 (9/30/99)
Change in NAV                               +$7.72

Distributions (10/1/99-3/31/00)             Dividend Income     $0.3694

CLASS B
Aggregate Total Return                      +9.73%
Net Asset Value (NAV)                       $30.78 (3/31/00)    $28.05 (2/1/00)
Change in NAV                               +$2.73

CLASS C
Six-Month Total Return                      +34.86%
Net Asset Value (NAV)                       $30.24 (3/31/00)    $22.64 (9/30/99)
Change in NAV                               +$7.60

Distributions (10/1/99-3/31/00)             Dividend Income     $0.2391

              Past performance does not guarantee future results.



ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                      INCEPTION
CLASS A                               1-YEAR     5-YEAR    10-YEAR     (1/1/68)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +43.43%   +240.83%   +481.09%   +2,836.09%

Average Annual Total Return(2)        +35.19%    +26.29%    +18.53%      +10.84%

Value of $10,000 Investment(3)       $13,519    $32,125    $54,744     $276,553

                                                                      INCEPTION
CLASS B                                                                (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                                +9.73%

Aggregate Total Return(2)                                                 +5.73%

Value of $10,000 Investment(3)                                          $10,573

                                                                      INCEPTION
CLASS C                                         1-YEAR     3-YEAR     (9/16/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      +42.41%   +119.00%      +146.98%

Average Annual Total Return(2)                  +39.97%    +29.43%       +28.75%

Value of $10,000 Investment(3)                 $13,997    $21,683       $24,447


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.




FRANKLIN GROWTH FUND

[PYRAMID GRAPHIC]


Your Fund's Goal: Franklin Growth Fund seeks capital appreciation by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.


During the six months under review, the U.S. economy continued to grow, resulting in low unemployment and tight resources. Although inflation remained under control, the Federal Reserve Board (the Fed), fearing pressures as the U.S. entered its 10th consecutive year of economic expansion, raised interest rates three times during the period. These two trends of rising interest rates and inflationary fears contributed to stock market volatility. The Dow Jones(R) Industrial Average (the Dow) exemplified this fluctuation, as it moved from 10337 on September 30, 1999, reaching a high of 11723 on January 14, 2000, and closed at 10922 on March 31, 2000.

Investment interest continued to narrow during the six-month reporting period. Specifically, investors focused on popular stock averages and telecommunications and technology issues. Various market indexes do not tell the entire story. Declining stocks significantly outnumbered advancing issues. This can be illustrated by the table below.

NYSE ADVANCES VS. DECLINES

                                                      1999       1998       1997
--------------------------------------------------------------------------------
Advances                                               961      1,058      1,805

Declines                                             1,621      1,421        538

Unchanged                                               14         12         12

TOP 10 HOLDINGS
Franklin Growth Fund
3/31/00

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                       4.01%
Electronic Technology

Time Warner Inc.                                                         3.45%
Consumer Services

Sun Microsystems Inc.                                                    2.88%
Electronic Technology

Tyco International Ltd.                                                  2.76%
Producer Manufacturing

Computer Sciences Corp.                                                  2.73%
Technology Services

Pfizer Inc.                                                              2.69%
Health Technology

Schering-Plough Corp.                                                    2.54%
Health Technology

International Business
Machines Corp.                                                           2.54%
Electronic Technology

Delta Airlines Inc.                                                      2.04%
Transportation

Hewlett-Packard Co.                                                      2.04%
Electronic Technology
--------------------------------------------------------------------------------
TOTAL                                                                   27.68%


All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 38.

Franklin Growth Fund's Class A shares posted a cumulative total return of +11.84% from September 30, 1999, to March 31, 2000, compared with 6.32% for the Dow and 17.51% for the Standard & Poor's 500.(1)

As you can see from the adjacent tables, we sought to take advantage of the recent stock market decline to add to several existing holdings as well as make new purchases.

Hewlett-Packard and Sun Microsystems are newcomers to the fund's top 10 holdings. Cisco Systems is now our largest investment. Five out of the top 10 positions fall into the electronic technology/technology services category, but that simply reflects this area's appreciation mainly due to stock-buying popularity over the past six months. Valuations are high here, but that is of no great concern to us because we own quantities of other stocks that are historically quite low.

Looking forward, we are positive on Franklin Growth Fund's long-term outlook. We are again seeing good value in the stock market and we expect to take advantage of it.

/s/ V. Jerry Palmieri
V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund


1. Cumulative total return measures the change in value of an investment, assuming reinvestment of any distributions, and does not include the initial sales charge. The indexes are unmanaged and include reinvested dividends; one cannot invest directly in an index.

This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


POSITIONS ADDED TO
(10/1/99-3/31/00)

                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS
--------------------------------------------------------------------------------
AMR Corp.                                                                1.22%
Boeing Co.                                                               1.16%
Emerson Electric Co.                                                     1.01%
Cordant Technologies Inc.                                                0.99%
Continental Airlines Inc., B                                             0.78%
Teleflex Inc.                                                            0.68%
American Greetings Corp., A                                              0.63%
Alaska Air Group Inc.                                                    0.58%
Air Products & Chemicals Inc.                                            0.55%
Raytheon Co., B                                                          0.41%
KLM Royal Dutch Airlines                                                 0.40%
Mattel Inc.                                                              0.40%
National Service
Industries Inc.                                                          0.40%
Lockheed-Martin Corp.                                                    0.39%
Genuine Parts Co.                                                        0.34%
Compaq Computer Corp.                                                    0.18%
Carnival Corp.                                                           0.10%



NEW POSITIONS
(10/1/99-3/31/00)

                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                   1.02%
General Dynamics Corp.                                                   0.95%
Ingersoll Rand Co.                                                       0.74%
Pitney-Bowes Inc.                                                        0.72%
Hasbro Inc.                                                              0.38%
W.W. Grainger Inc.                                                       0.33%
Illinois Tool Works Inc.                                                 0.32%
Albertson's Inc.                                                         0.28%
Robert Half International Inc.                                           0.27%
Thomas & Betts Corp.                                                     0.27%
R.R. Donnelley & Sons Co.                                                0.21%
RPM Inc.                                                                 0.11%
Tootsie Roll Industries Inc.                                             0.02%



FRANKLIN GROWTH FUND


SIX-MONTH PERFORMANCE SUMMARY
AS OF 3/31/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


CLASS A
Six-Month Total Return                +11.84%
Net Asset Value (NAV)                 $36.36 (3/31/00)          $33.21 (9/30/99)
Change in NAV                         +$3.15
Distributions (10/1/99-3/31/00)       Dividend Income           $0.4543
                                      Long-Term Capital Gain    $0.2637
                                      ---------------------------------
                                      Total                     $0.7180
CLASS B
Six-Month Total Return                +11.38%
Net Asset Value (NAV)                 $36.12 (3/31/00)          $33.03 (9/30/99)
Change in NAV                         +$3.09
Distributions (10/1/99-3/31/00)       Dividend Income           $0.3521
                                      Long-Term Capital Gain    $0.2637
                                      ---------------------------------
                                      Total                     $0.6158
CLASS C
Six-Month Total Return                +11.43%
Net Asset Value (NAV)                 $35.78 (3/31/00)          $32.58 (9/30/99)
Change in NAV                         +$3.20
Distributions (10/1/99-3/31/00)       Dividend Income           $0.2189
                                      Long-Term Capital Gain    $0.2637
                                      ---------------------------------
                                      Total                     $0.4826
ADVISOR CLASS
Six-Month Total Return                +11.99%
Net Asset Value (NAV)                 $36.39 (3/31/00)          $33.27 (9/30/99)
Change in NAV                         +$3.12
Distributions (10/1/99-3/31/00)       Dividend Income           $0.5340
                                      Long-Term Capital Gain    $0.2637
                                      ---------------------------------
                                      Total                     $0.7977


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                      INCEPTION
CLASS A                                1-YEAR    5-YEAR     10-YEAR    (3/31/48)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +14.21%  +145.07%   +293.55%  +28,547.85%

Average Annual Total Return(2)          +7.66%   +18.23%    +14.01%      +11.37%

Value of $10,000 Investment(3)        $10,766   $23,100    $37,095   $2,703,390


                                                                      INCEPTION
CLASS B                                                     1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                  +13.30%     +16.98%

Average Annual Total Return(2)                               +9.30%     +10.28%

Value of $10,000 Investment(3)                             $10,930     $11,298


                                                                      INCEPTION
CLASS C                                          1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +13.38%    +61.97%    +130.05%

Average Annual Total Return(2)                   +11.27%    +17.05%     +18.21%

Value of $10,000 Investment(3)                  $11,127    $16,038     $22,775


                                                                      INCEPTION
ADVISOR CLASS(4)                     1-YEAR     5-YEAR     10-YEAR     (3/31/48)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +14.50%   +148.91%   +299.71%   +28,995.95%

Average Annual Total Return(2)       +14.50%    +20.01%    +14.86%       +11.53%

Value of $10,000 Investment(3)      $11,450    $24,891    $39,971    $2,909,595


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +68.61% and +17.46% respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.



FRANKLIN INCOME FUND

[PYRAMID GRAPHIC]

Your Fund's Goal: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

Aside from a period of temporary weakness in January and February 2000, the U.S. stock market continued its relentless climb during the six months under review, driven by healthy economic growth and a relatively benign inflationary environment. Stocks, in general, displayed a surprising divergence, favoring those companies and sectors that are considered to be participating in the technology-driven growth economy, while pressuring valuations for many of the more traditional industrial, slower-growth issuers. This divergence began to reverse in March as many slower-growth companies' shares staged a rally, generally increasing the breadth of stock performance. Reports of economic strength early in the period weighed on the U.S. bond market, driving the yield on the 30-year U.S. Treasury bond as high as 6.75%, up from 6.06% at the beginning of the reporting period. However, Treasury bonds began a strong rebound in February after the government announcement of a U.S. Treasury bond repurchase plan and several signs that U.S. economic growth might be slowing.

Our corporate bond holdings increased slightly during the period to end at 30.7% of total net assets, up from 28.2% on September 30, 1999. Although many of these bonds' value held up well considering that interest rates were rising during much of the period, the difference in spreads between the high yield market and Treasury bonds did widen toward the end of the period. The spread widening largely resulted from the negative impact of cash outflows from dedicated high yield mutual funds. We focused most of our new purchases in the telecommunications and wireless communications sectors, as we believed their long-term growth prospects, combined with appreciation potential from stock offerings and merger and acquisition activity, boded well for many of these companies' credit outlook and total return potential. New high yield purchases included issues from PSINet, a provider of Internet connectivity and web hosting services, and VoiceStream Wireless, an operator of wireless personal communications services systems. In addition to telecommunications, we also initiated a position in Lone Cypress Company, owner of Pebble Beach Golf Course near Monterey, California.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 44.

The fund's foreign government bonds, at 17.8% of total net assets on March 31, 2000, continued to perform strongly as several developing countries made progress on economic and political reforms. Our bond holdings from Latin America, Russia and Turkey underpinned this sector's strength. In general, the Latin American region benefited from stronger global growth, an upturn in commodity prices, and renewed investor confidence in several countries. Brazil, which represented the fund's largest emerging-market holding, was especially adept in passing key congressional fiscal reforms. In addition, the central bank's anti-inflation stance managed to stabilize interest rates and Brazil's exchange rate far more effectively than previously anticipated. Russia experienced a significant political change at the end of 1999, as parliamentary power shifted to reform-minded representatives and Boris Yeltsin resigned as president of Russia. Prime Minister Vladimir Putin became interim president and subsequently won presidential elections in March. The fund's Russian bonds appreciated significantly, largely as a result of these developments, allowing us to take profits in our two positions. Our investment in government bonds from Turkey also performed well during the period as the country made significant progress toward eventually joining the European Union.

Treasury bonds were volatile as fears of strong economic growth gave way to the positive implications of decreased Treasury bond supply and a belief that the Federal Reserve Board was near the end of its current rate-tightening cycle. In this environment, the Treasury bond curve became inverted when rates on long-term bonds declined below those of short-term bonds. Believing that the inversion was unlikely to persist, we swapped our 30-year U.S. Treasury bonds for 5-year Treasury notes and shorter-duration government agency bonds.

The divergence in equity share performance between growth- and value-oriented stocks reached extreme levels during the period. Although this was a difficult environment for sectors such as utility stocks, the fund experienced strong performance from several other sectors and individual stocks. Electric utility stocks' performance suffered from a combination of rising rates in the first half of the period and investors' renewed focus on other sectors that had performed poorly and were trading at compelling valuations. We still believe utility stocks represent an attractive value at recent levels. However, as opportunities arose, we reduced the fund's utility exposure during the period by selling select securities and participating in company-sponsored tender offers. Many of the fund's energy-related stocks performed strongly during the period, benefiting from the positive implications of rising oil prices. We believe the sector may continue to perform well, given the higher price of oil and still attractive valuations.

PORTFOLIO BREAKDOWN
Franklin Income Fund
3/31/00

                                                                      % OF TOTAL
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Corporate Bonds                                                          25.0%
Utility Stocks                                                           21.2%
Foreign Government Bonds                                                 17.8%
Corporate Convertible Bonds                                               5.7%
Oil & Gas Stocks                                                          5.2%
Consumer Goods Stocks                                                     4.7%
Real Estate Stocks                                                        4.6%
U.S. Government Bonds
& Notes                                                                   3.9%
Gold & Other Metal Stocks                                                 2.5%
Telecommunication
Service Stocks                                                            2.1%
Automotive Stocks                                                         1.2%
Other Stocks                                                              3.0%
Cash and Other Net Assets                                                 3.1%


DIVIDEND DISTRIBUTIONS
Franklin Income Fund
10/1/99 - 3/31/00

                                         DIVIDEND PER SHARE
                      ----------------------------------------------------------
MONTH                  CLASS A         CLASS B         CLASS C     ADVISOR CLASS
--------------------------------------------------------------------------------
October               1.5 cents      1.41 cents      1.41 cents     1.53 cents
November              1.5 cents      1.41 cents      1.41 cents     1.53 cents
December              1.5 cents      1.41 cents      1.40 cents     1.53 cents
January               1.5 cents      1.41 cents      1.40 cents     1.53 cents
February              1.5 cents      1.41 cents      1.40 cents     1.52 cents
March                 1.5 cents      1.41 cents      1.41 cents     1.53 cents
--------------------------------------------------------------------------------
TOTAL                 9.0 CENTS      8.46 CENTS      8.43 CENTS     9.17 CENTS



After several months of weak performance, the real estate sector rebounded into positive territory by period-end. We believe the sector remained extremely undervalued and sought to take advantage of this relative weakness during the period by adding to the fund's existing real estate positions. As evidence of the sector's relatively low share prices, nearly one half of publicly traded REITs have instituted share repurchase programs, often selling properties at favorable private market valuations to fund the programs.

Finally, the gold sector weakened considerably during the period after sharp gold price increases in September and early October. Our outlook for the sector is more favorable for the remainder of 2000 as the central bank selling process becomes more predictable, companies curtail their forward hedging programs (signaling a positive view on gold prices), and economic recovery in world markets increases demand.

Two other equity investments worth noting are U.S. West and General Motors (GM). Both were contrarian investments made as a result of their attractive valuations and dividend yields. U.S. West benefited from its proposed merger with Qwest Communications, while GM appreciated as investors began to realize the value contained in the company's GM Hughes division.

As we look forward to the second half of the fund's fiscal year, the divergence in equity valuations and wider spreads in the corporate bond market present many attractive investment opportunities. Several equity sectors in particular are more attractively priced than they have been in some time, and we will actively pursue these opportunities. In addition, we are continually searching for new investments across asset classes and industries and remain committed to our value-oriented approach.


/s/ Charles B. Johnson
Charles B. Johnson


/s/ Christopher J. Molumphy
Christopher J. Molumphy


/s/ Frederick G. Fromm
Frederick G. Fromm


Portfolio Management Team
Franklin Income Fund


This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN INCOME FUND


SIX-MONTH PERFORMANCE SUMMARY
AS OF 3/31/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


CLASS A
Six-Month Total Return                 -0.68%
Net Asset Value (NAV)                  $2.12 (3/31/00)           $2.24 (9/30/99)
Change in NAV                          -$0.12
Distributions (10/1/99-3/31/00)        Dividend Income           $0.0900
                                       Long-Term Capital Gain    $0.0140
                                       ---------------------------------
                                       Total                     $0.1040

CLASS B
Six-Month Total Return                 -0.93%
Net Asset Value (NAV)                  $2.12 (3/31/00)           $2.24 (9/30/99)
Change in NAV                          -$0.12
Distributions (10/1/99-3/31/00)        Dividend Income           $0.0846
                                       Long-Term Capital Gain    $0.0140
                                       ---------------------------------
                                       Total                     $0.0986

CLASS C
Six-Month Total Return                 -0.49%
Net Asset Value (NAV)                  $2.13 (3/31/00)           $2.24 (9/30/99)
Change in NAV                          -$0.11
Distributions (10/1/99-3/31/00)        Dividend Income           $0.0843
                                       Long-Term Capital Gain    $0.0140
                                       ---------------------------------
                                       Total                     $0.0983

ADVISOR CLASS
Six-Month Total Return                 -0.15%
Net Asset Value (NAV)                  $2.12 (3/31/00)           $2.23 (9/30/99)
Change in NAV                          -$0.11
Distributions (10/1/99-3/31/00)        Dividend Income           $0.0917
                                       Long-Term Capital Gain    $0.0140
                                       ---------------------------------
                                       Total                     $0.1057


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                       INCEPTION
CLASS A                                 1-YEAR   5-YEAR     10-YEAR    (8/31/48)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +2.82%   +51.75%   +172.78%  +21,949.86%

Average Annual Total Return(2)          -1.55%    +7.81%    +10.06%      +10.94%

Value of $10,000 Investment(3)         $9,845   $14,563    $26,086   $2,113,112


                                                                       INCEPTION
CLASS B                                                    1-YEAR      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                 +2.31%      -0.60%

Average Annual Total Return(2)                             -1.46%      -3.38%

Value of $10,000 Investment(3)                            $9,854      $9,581


                                                                       INCEPTION
CLASS C                                           1-YEAR     3-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +2.30%     +15.91%    +44.28%

Average Annual Total Return(2)                    +0.46%      +4.75%     +7.54%

Value of $10,000 Investment(3)                  $10,046     $11,493    $14,297


                                                                      INCEPTION
ADVISOR CLASS(4)                     1-YEAR    5-YEAR     10-YEAR     (8/31/48)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +2.99%    +53.87%   +176.59%    +22,257.96%

Average Annual Total Return(2)       +2.99%     +9.00%    +10.71%        +11.06%

Value of $10,000 Investment(3)     $10,299    $15,387    $27,659     $2,235,796


SHARE CLASS                              A           B          C        ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(5)                   8.14%       7.98%      7.87%       8.66%

30-Day Standardized Yield(6)           8.50%       8.39%      8.29%       8.99%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +19.58% and +5.66% respectively.

5. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (net asset value for Class B and Advisor Class) per share on March 31, 2000.

6. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 2000.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

[PYRAMID GRAPHIC]

Your Fund's Goal: Franklin U.S. Government Securities Fund seeks high, current income from a portfolio of U.S. government securities.

The U.S. economy was extremely strong during the six months under review, as gross domestic product accelerated at an annualized 7.3% rate in the fourth quarter of 1999, and the unemployment rate steadily declined toward 4%.

                  [Franklin U.S. Government Securities Fund --
                  Class A vs. Comparable Investments* GRAPHIC]

This horizontal bar chart compares the yield for Franklin U.S. Government Securities Fund - Class A vs. comparable investments on 3/31/00.


As of 9/30/99                                        Yield
-------------------------------------------------------------
Franklin U.S. Government Securities                   6.32%
Fund - Class A
One Year CD*                                          6.27%
Ginnie Mae Funds Average*                             6.00%
Money Market Funds Average*                           5.36%


*Source: Standard & Poor's Micropal (Payden & Rygel). Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of interest income and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. The fund's Class A shares' average annual total return does not include the current, maximum 4.25% sales charge. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. The fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance does not guarantee future returns.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 52.

Although tight labor markets had not yet led to wage inflation, the Federal Reserve Board (the Fed) expressed concern about the dwindling supply of available workers. In addition, commodity prices rose at the end of the period as global demand recovered from the crises of 1997 and 1998. These combined factors led the Fed to raise interest rates on three separate occasions during the reporting period.

As short-term interest rates increased, mortgage rates rose, reducing the incentive for homeowners to refinance their mortgages. According to the Federal Home Loan Mortgage Corporation, the conforming 30-year fixed mortgage rate rose from 7.70% on October 1, 1999, to 8.23% on March 31, 2000. While mortgage rates rose significantly during the period, they were still quite low in historical terms. However, at these recent, higher relative rates, prepayments slowed and prepayment risk was reduced, which we believe creates a positive environment going forward for mortgage pass-through securities, the fund's principal investments.

As a result of the Fed's tightening, short- and intermediate-term Treasury yields rose substantially during the reporting period. However, expectations for a reduced supply of longer-term Treasuries led to falling yields toward the end of the reporting period. The result of rising short-term yields and declining long-term yields created an inverted yield curve -- an unusual situation -- where shorter-term yields were higher than longer-term yields.


[BAR CHART]

*Sources: Standard & Poor's Micropal; Lipper Inc. Franklin U.S. Government Securities Fund - Class A shares' yield, calculated as required by the SEC, is based on earnings of the fund's portfolio for the 30 days ended March 31, 2000. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. CDs are insured by the FDIC for up to $100,000 and offer a fixed rate of return. Lipper averages do not include sales charges.

The inverted yield curve had an interesting effect on valuations of mortgage-backed pass-through securities. Lower-coupon mortgage pass-throughs are priced based on the yield of 10- to 30-year Treasuries, whereas higher-coupon pass-throughs are priced according to 3- to 5-year Treasury note yields. Because shorter-term yields were higher than longer-term yields during the period as a result of the inverted yield curve, prices for shorter-term securities were lower than for longer-term securities. Yields and prices move in an inverse relationship, so as one rises the other falls. Therefore, we purchased higher-coupon pass-throughs during the reporting period, because their lower prices offered relatively more attractive yields in this environment than their lower-coupon counterparts.

Since 1983, the fund has invested primarily in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.(1) Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

(1). U.S. government securities owned by the fund, but not shares of the fund, are guaranteed by the U.S. government as to timely payment of principal and interest. The fund's yield and share price are not guaranteed and will vary with market conditions.


DIVIDEND DISTRIBUTIONS
Franklin U.S. Government Securities Fund
10/1/99 - 3/31/00


                                      DIVIDEND PER SHARE
               -----------------------------------------------------------------
MONTH            CLASS A           CLASS B           CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
October         3.5 cents         3.20 cents        3.20 cents     3.56 cents
November        3.5 cents         3.20 cents        3.20 cents     3.56 cents
December        3.5 cents         3.22 cents        3.22 cents     3.56 cents
January         3.5 cents         3.22 cents        3.22 cents     3.58 cents
February        3.5 cents         3.22 cents        3.22 cents     3.55 cents
March           3.5 cents         3.22 cents        3.20 cents     3.56 cents
--------------------------------------------------------------------------------
TOTAL          21.0 CENTS        19.28 CENTS       19.26 CENTS    21.37 CENTS

During the period, we sold Government National Mortgage Association (GNMA) II pass-throughs, taking advantage of their strong performance relative to GNMA I securities. Using the proceeds, we added to our position in higher-coupon GNMA I pass-throughs, thereby increasing the fund's income.

Going forward, we expect the Fed to continue raising interest rates over the near term as it tries to slow the economy to a more sustainable pace. Franklin U.S. Government Securities Fund will continue to invest primarily in GNMA pass-through securities as we seek to achieve our goals of providing high, current income with a relatively stable share price for the fund's shareholders.


/s/ Jack Lemein
Jack Lemein


/s/ Roger A. Bayston
Roger A. Bayston


/s/ T. Anthony Coffey
T. Anthony Coffey


Portfolio Management Team
Franklin U.S. Government Securities Fund


GNMA I AND GNMA II

GNMA I securities consist of underlying mortgages that conform to the Government National Mortgage Association's traditional standards for pooling mortgages; they generally come from a single issuer and are limited to a relatively narrow range of interest rates. Alternatively, GNMA II securities are composed of mortgages from multiple issuers and, therefore, tend to be more geographically diverse, and the underlying mortgages have a wider range of interest rates than GNMA I securities.

This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

SIX-MONTH PERFORMANCE SUMMARY
AS OF 3/31/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


CLASS A
Six-Month Total Return                       +2.02%
Net Asset Value (NAV)                        $6.54 (3/31/00)     $6.62 (9/30/99)
Change in NAV                                -$0.08
Distributions (10/1/99-3/31/00)              Dividend Income     $0.2100

CLASS B
Six-Month Total Return                       +1.60%
Net Asset Value (NAV)                        $6.53 (3/31/00)     $6.62 (9/30/99)
Change in NAV                                -$0.09
Distributions (10/1/99-3/31/00)              Dividend Income     $0.1928

CLASS C
Six-Month Total Return                       +1.76%
Net Asset Value (NAV)                        $6.52 (3/31/00)     $6.60 (9/30/99)
Change in NAV                                -$0.08
Distributions (10/1/99-3/31/00)              Dividend Income     $0.1926

ADVISOR CLASS
Six-Month Total Return                       +1.93%
Net Asset Value (NAV)                        $6.54 (3/31/00)     $6.63 (9/30/99)
Change in NAV                                -$0.09
Distributions (10/1/99-3/31/00)              Dividend Income     $0.2137


              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                      INCEPTION
CLASS A                             1-YEAR     5-YEAR      10-YEAR    (5/31/70)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          +2.02%    +39.21%     +105.06%     +727.10%
Average Annual Total Return(2)      -2.27%     +5.93%       +6.98%       +7.18%


                                                                       INCEPTION
CLASS B                                                   1-YEAR       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                +1.34%        +1.86%
Average Annual Total Return(2)                            -2.48%        -1.54%


                                                                      INCEPTION
CLASS C                                         1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      +1.48%     +17.12%     +33.39%
Average Annual Total Return(2)                  -0.50%      +5.04%      +5.80%


                                                                      INCEPTION
ADVISOR CLASS(3)                      1-YEAR    5-YEAR     10-YEAR    (5/31/70)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +2.13%    +40.05%   +106.30%    +732.09%
Average Annual Total Return(2)        +2.13%     +6.97%     +7.51%      +7.36%


SHARE CLASS                                     A       B        C      ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(4)                          6.15%   5.92%    5.83%     6.53%
30-Day Standardized Yield(5)                  6.32%   6.07%    6.00%     6.68%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +20.48% and +5.91% respectively.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (net asset value for Class B and Advisor Class) per share on March 31, 2000.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 2000.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN UTILITIES FUND

[PYRAMID GRAPHIC]

Your Fund's Goal: Franklin Utilities Fund seeks both capital appreciation and current income from a portfolio of public utility industry securities.

During the six-month reporting period, we remained excited about the prospects of electric utilities industry deregulation, as the business landscape for utility companies continues to change yearly. Deregulation is approaching full swing, with over half of the U.S. having a transition plan in place for competition that provides electric delivery choice for the majority of the U.S. population. Overall, deregulation will impact 60%-70% of each integrated electric company's assets, and this change is forcing many company managements to decide how to proceed into the future. We expect the electric industry eventually to unfold as the communications and gas industries have done. Deregulation prompts innovation through the need for product differentiation and greater efficiency, ultimately leading to higher earnings growth prospects over the long term.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the fund's Statement of Investments (SOI), which is a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 56.

Despite deregulation's positive effects, the utilities industry's equity valuations are still impacted by general market forces, most notably interest rates. The Federal Reserve Board (the Fed) raised the interest rate that banks charge other banks for overnight loans (federal funds target rate) three times over the past six months, by an increment of 0.25% on each occasion, indicating that inflation is a concern within the domestic economy's recent boom. Historically, higher interest rates negatively affect the utilities industry's stock valuations, and this has been the case for the six months under review. Additionally, investors generally moved away from "old economy" investments such as utilities stocks, in favor of hot "new economy" growth stocks of the moment -- mainly those within the technology and Internet industries. Over the six-month period, the 30-year Treasury bond yield decreased 22 basis points, to 5.83% on March 31, 2000, while its price, which moves inversely to the yield, rose 1.36% over the same time. Meanwhile, gross domestic product (GDP) moved along at a blistering 7.3% annualized rate in the fourth quarter of 1999 and rose by 5.4% in the first quarter of the new millennium. Within this environment, Franklin Utilities Fund - Class A produced a cumulative total return of -4.35% for the six-month period ended March 31, 2000. This return is substantially greater than the -12.77% total return achieved by the Standard & Poor's (S&P) Electric Companies Index over the same period, although it was well below the broader market's performance as shown by the S&P 500 Index's return of 17.51%.(1)

1. Source: Standard & Poor's Micropal. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. The S&P Electric Companies Index is a capitalization-weighted index that measures the performance of the electric companies sector of the S&P 500 Index. The unmanaged indexes include reinvested dividends; one cannot invest directly in an index.

[PIE CHART]

                              Portfolio Breakdown
                            Franklin Utilities Fund
                             Based on Total Assets
                                    3/31/00

Utilities                                     71.8%
Convertible Securities                        12.5%
Utilities Bonds                               12.3%
Cash & Other Net Assets                        3.4%


TOP 10 HOLDINGS
Franklin Utilities Fund
3/31/00

                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS
Duke Energy Corp.                                                         5.5%
FPL Group Inc.                                                            5.2%
Southern Co.                                                              4.6%
PG&E Corp.                                                                3.4%
AES Trust                                                                 3.3%
PECO Energy Co.                                                           3.1%
Unicom Corp.                                                              3.0%
Entergy Corp.                                                             2.6%
TECO Energy Inc.                                                          2.2%
Kansas City Power & Light Co.                                             2.1%


At the end of the reporting period, the fund had approximately 85.4% of total net assets in electric utility securities, 8.4% in telephone securities and 2.8% in gas. The asset class weighting did not change materially over the past six months, but we continued to reposition the fund seeking to take advantage of developing industry strategies. One such strategy entails investing in companies that have unregulated investments of significant "hidden" value not reflected in the valuations of the companies holding them. Several fund holdings are traditional utilities that we feel are unlocking hidden value among their unregulated investments, and have seen their share prices increase substantially during the first three months of 2000 -- DQE, Montana Power, Avista Corp., Puget Sound Energy and Kansas City Power & Light.

Recent electric utilities companies' valuations have been at historically low levels on both absolute and relative bases. As of March 31, 2000, the S&P Electric Companies Index was trading at just 37% of the relative value of the S&P 500 Index, based on a price-to-earnings ratio of projected 2000 earnings. This compared to a 10-year range of between 37% and 132%, placing it at the bottom of that range.(2) In addition, recent analyst expectations for the electric utilities industry's earnings growth over the next five years have been trending upward, from 2%-3% just a couple of years ago, to 5%-6% today, which is considered solid growth for the industry. Based on electric companies' improving fundamentals, our expectations for the fund over the next year are positive.

2. Source: Standard & Poor's.

Going forward, we will maintain our long-standing strategy of buying high-quality utility companies that we believe possess solid, predictable earnings per share and are competitively well-positioned. We believe the aforementioned attractive valuations, coupled with the continuing improvement in the regulatory outlook for utilities companies and the corollary motivation to enhance shareholder value, offer compelling investment opportunities within this sector. In our analysis, such improving fundamentals bode well for the fund's future performance.


/s/ Sally Edwards Haff
Sally Edwards Haff
Portfolio Manager
Franklin Utilities Fund


This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the fund. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


FRANKLIN UTILITIES FUND


SIX-MONTH PERFORMANCE SUMMARY
AS OF 3/31/00

Six-month total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

CLASS A
Six-Month Total Return                 -4.35%
Net Asset Value (NAV)                  $8.58 (3/31/00)           $9.59 (9/30/99)
Change in NAV                          -$1.01
Distributions (10/1/99 - 3/31/00)      Dividend Income           $0.2240
                                       Long-Term Capital Gain    $0.3640
                                       ---------------------------------
                                       Total                     $0.5880

CLASS B
Six-Month Total Return                 -4.37%
Net Asset Value (NAV)                  $8.60 (3/31/00)           $9.59 (9/30/99)
Change in NAV                          -$0.99
Distributions (10/1/99 - 3/31/00)      Dividend Income           $0.2033
                                       Long-Term Capital Gain    $0.3640
                                       ---------------------------------
                                       Total                     $0.5673

CLASS C
Six-Month Total Return                 -4.52%
Net Asset Value (NAV)                  $8.58 (3/31/00)           $9.58 (9/30/99)
Change in NAV                          -$1.00
Distributions (10/1/99 - 3/31/00)      Dividend Income           $0.1996
                                       Long-Term Capital Gain    $0.3640
                                       ---------------------------------
                                       Total                     $0.5636

ADVISOR CLASS
Six-Month Total Return                 -4.17%
Net Asset Value (NAV)                  $8.61 (3/31/00)           $9.61 (9/30/99)
Change in NAV                          -$1.00
Distributions (10/1/99 - 3/31/00)      Dividend Income           $0.2307
                                       Long-Term Capital Gain    $0.3640
                                       ---------------------------------
                                       Total                     $0.5947


Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 3/31/00


                                                                      INCEPTION
CLASS A                             1-YEAR      5-YEAR     10-YEAR    (9/30/48)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          -2.91%     +47.84%    +117.07%   +12,439.03%

Average Annual Total Return(2)      -7.03%      +7.19%      +7.59%        +9.74%

Value of $10,000 Investment(3)     $9,297     $14,150     $20,785    $1,198,421


                                                                       INCEPTION
CLASS B                                                   1-YEAR       (1/1/99)
Cumulative Total Return(1)                                -3.25%        -14.29%

Average Annual Total Return(2)                            -6.79%        -14.21%

Value of $10,000 Investment(3)                           $9,321         $8,261


                                                                      INCEPTION
CLASS C                                         1-YEAR     3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -3.41%     +15.74%     +41.76%

Average Annual Total Return(2)                  -5.27%      +4.66%      +7.13%

Value of $10,000 Investment(3)                 $9,473     $11,463     $14,033


                                                                      INCEPTION
ADVISOR CLASS(4)                     1-YEAR    5-YEAR     10-YEAR     (9/30/48)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           -2.75%    +50.23%   +120.57%    +12,641.04%

Average Annual Total Return(2)       -2.75%     +8.48%     +8.23%         +9.87%

Value of $10,000 Investment(3)      $9,725    $15,023    $22,057     $1,274,104


SHARE CLASS                                    A       B        C        ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(5)                         5.00%   4.71%    4.63%       5.35%

30-Day Standardized Yield(6)                 5.10%   4.82%    4.76%       5.45%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), cumulative and average annual total returns for Advisor Class shares were +17.47% and +5.08% respectively.

5. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (net asset value for Class B and Advisor Class) per share on March 31, 2000.

6. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 2000.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN DYNATECH FUND

                                                          SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                                          MARCH 31, 2000(i)   ------------------------------------------------------
CLASS A                                                     (UNAUDITED)         1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period .................    $  23.11            $  17.84   $  18.48   $  14.03   $  12.78   $  9.85
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................         .23                 .37        .27        .10        .06       .12
 Net realized and unrealized gains ...................        7.86                5.14        .23       4.81       1.54      2.99
                                                          --------------------------------------------------------------------------
Total from investment operations .....................        8.09                5.51        .50       4.91       1.60      3.11
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................        (.37)               (.24)      (.17)      (.06)      (.12)     (.05)
 Net realized gains ..................................          --                  --       (.97)      (.40)      (.23)     (.13)
                                                          --------------------------------------------------------------------------
Total distributions ..................................        (.37)               (.24)     (1.14)      (.46)      (.35)     (.18)
                                                          --------------------------------------------------------------------------
Net asset value, end of period .......................    $  30.83            $  23.11   $  17.84   $  18.48   $  14.03   $ 12.78
                                                          ==========================================================================
Total return(a) ......................................       35.37%              31.15%      3.06%     35.63%     12.84%    32.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................    $822,548            $499,471   $215,864   $188,102   $104,508   $92,987
Ratios to average net assets:
 Expenses ............................................         .94%(b)            1.00%      1.02%      1.04%      1.05%     1.01%
 Net investment income ...............................        1.68%(b)            1.70%      1.55%       .75%       .43%     1.11%
Portfolio turnover rate ..............................         .46%               6.49%     10.84%      5.59%     11.94%     9.83%

CLASS B
----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period .................    $  28.05
                                                          ------------
Income from investment operations:
 Net investment income ...............................         .04
 Net realized and unrealized gains ...................        2.69
                                                          ------------
Total from investment operations .....................        2.73
                                                          ------------
Net asset value, end of period .......................    $  30.78
                                                          ============
Total return(a) ......................................        9.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................    $  1,317
Ratios to average net assets:
 Expenses ............................................        1.76%(b)
 Net investment income ...............................         .86%(b)
Portfolio turnover rate ..............................         .46%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Annualized.

(c) Based on average shares outstanding effective year end September 30, 1999.

(i) For the period February 1, 2000 (effective date) to March 31, 2000 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (continued)


FRANKLIN DYNATECH FUND (CONT.)

                                                          SIX MONTHS ENDED                  YEAR ENDED SEPTEMBER 30,
                                                           MARCH 31, 2000        ---------------------------------------------------
CLASS C                                                     (UNAUDITED)            1999         1998        1997       1996(e)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period .................     $  22.64              $ 17.53      $ 18.30      $14.03      $13.57
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .13                  .22          .15         .07          --
 Net realized and unrealized gains ...................         7.71                 5.05          .17        4.66         .46
                                                          --------------------------------------------------------------------------
Total from investment operations .....................         7.84                 5.27          .32        4.73         .46
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.24)                (.16)        (.12)       (.06)         --
 Net realized gains ..................................           --                   --         (.97)       (.40)         --
                                                          --------------------------------------------------------------------------
Total distributions ..................................         (.24)                (.16)       (1.09)       (.46)         --
                                                          --------------------------------------------------------------------------
Net asset value, end of period .......................     $  30.24              $ 22.64      $ 17.53      $18.30      $14.03
                                                          ==========================================================================
Total return(a) ......................................        34.86%               30.20%        2.03%      34.32%       3.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................     $127,239              $73,890      $12,358      $3,386      $   --
Ratios to average net assets:
 Expenses ............................................         1.68%(b)             1.75%        1.79%       1.82%       1.85%(b)
 Net investment income ...............................          .94%(b)             1.00%         .81%        .25%       (.14%)(b)
Portfolio turnover rate ..............................          .46%                6.49%       10.84%       5.59%      11.94%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Annualized.

(c) Based on average shares outstanding effective year end September 30, 1999.

(e) For the period September 16, 1996 (effective date) to September 30, 1996.


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED)


  DYNATECH FUND                                            SHARES        VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS 56.1%
    AIR FREIGHT/DELIVERY SERVICES .4%
    C.H. Robinson Worldwide Inc. .....................     20,000    $   745,000
(a) Fedex Corp. ......................................     40,000      1,560,000
    United Parcel Service Inc., B ....................     20,000      1,260,000
                                                                     -----------
                                                                       3,565,000
                                                                     -----------
    BIOTECHNOLOGY 2.9%
(a) Aclara Biosciences Inc. ..........................     28,000      1,104,250
(a) Amgen Inc. .......................................     90,000      5,523,750
(a) Biogen Inc. ......................................     20,000      1,397,500
(a) Chiron Corp. .....................................     30,000      1,496,250
(a) Genentech Inc. ...................................    121,600     18,483,200
                                                                     -----------
                                                                      28,004,950
                                                                     -----------
    BROADCASTING .5%
(a) Clear Channel Communications Inc. ................     20,000      1,381,250
(a) Entercom Communications Corp. ....................     60,000      3,060,000
                                                                     -----------
                                                                       4,441,250
                                                                     -----------
    CABLE TELEVISION .8%
(a) AT&T Corp. - Liberty Media Group, A ..............    130,000      7,702,500
(a) NDS Group PLC, ADR (United Kingdom) ..............      3,500        246,750
                                                                     -----------
                                                                       7,949,250
                                                                     -----------
    CATALOG/SPECIALTY DISTRIBUTION .2%
(a) Amazon.com Inc. ..................................     24,000      1,608,000
                                                                     -----------
    CELLULAR TELEPHONE 1.6%
(a) Nextel Communications Inc., A ....................     30,000      4,447,500
(a) Sprint Corp. (PCS Group) .........................     80,000      5,225,000
(a) TeleCorp PCS Inc. ................................     27,600      1,428,300
    Vodafone AirTouch PLC, ADR (United Kingdom) ......     70,000      3,889,374
                                                                     -----------
                                                                      14,990,174
                                                                     -----------
    COMPUTER COMMUNICATIONS 4.4%
(a) Cisco Systems Inc. ...............................    540,000     41,748,750
                                                                     -----------
    COMPUTER SOFTWARE 8.3%
(a) Check Point Software Technologies Ltd. (Israel) ..    100,000     17,106,250
(a) i2 Technologies Inc. .............................    160,000     19,540,000
(a) Intuit Inc. ......................................     75,000      4,078,125
(a) Microsoft Corp. ..................................    360,000     38,250,000
                                                                     -----------
                                                                      78,974,375
                                                                     -----------
    CONSUMER ELECTRONICS/APPLIANCES 1.5%
    Sony Corp., ADR (Japan) ..........................     50,000     14,006,250
                                                                     -----------
    CONTRACT DRILLING
    Transocean Sedco Forex Inc. ......................      5,808        298,023
                                                                     -----------
    DEPARTMENT STORES .1%
(a) Federated Department Stores Inc. .................     30,000      1,252,500
                                                                     -----------
    DIVERSIFIED ELECTRONIC PRODUCTS 2.5%
(a) JDS Uniphase Corp. ...............................    200,000     24,112,500
                                                                     -----------
    DIVERSIFIED FINANCIAL SERVICES .3%
    Citigroup Inc. ...................................     50,000      2,965,625
                                                                     -----------
    EDP PERIPHERALS .5%
(a) EMC Corp .........................................     10,000      1,250,000
    Symbol Technologies Inc. .........................     45,000      3,704,063
                                                                     -----------
                                                                       4,954,063
                                                                     -----------


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)


  DYNATECH FUND                                            SHARES       VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    DP SERVICES 1.3%
(a) Computer Sciences Corp. .............................   20,000   $ 1,582,500
(a) Equant NV (Netherlands) .............................   50,000     4,253,125
    First Data Corp. ....................................   60,000     2,655,000
(a) Infonet Services Corp., B ...........................  175,200     3,963,900
                                                                     -----------
                                                                      12,454,525
                                                                     -----------
    ELECTRONIC DATA PROCESSING 3.6%
(a) Apple Computer Inc. .................................   20,000     2,716,250
    Compaq Computer Corp. ...............................  180,000     4,792,500
    Hewlett-Packard Co. .................................  100,000    13,256,250
    International Business Machines Corp. ...............   30,000     3,540,000
(a) NCR Corp. ...........................................   10,000       401,250
(a) Sun Microsystems Inc. ...............................  100,000     9,370,313
                                                                     -----------
                                                                      34,076,563
                                                                     -----------
    ELECTRONIC PRODUCTION EQUIPMENT 1.0%
(a) Applied Materials Inc. ..............................   80,000     7,540,000
(a) Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Taiwan).......................................   24,600     1,402,200
                                                                     -----------
                                                                       8,942,200
                                                                     -----------
    FINANCIAL PUBLISHING/SERVICES .1%
    Equifax Inc. ........................................   20,000       505,000
                                                                     -----------
    INSURANCE BROKERS/SERVICES
(a) Choicepoint Inc. ....................................    4,000       149,500
                                                                     -----------
    INTERNET SERVICES 4.0%
(a) Allaire Corp. .......................................   45,000     3,403,125
(a) America Online Inc. .................................   50,000     3,362,500
(a) China.Com Corp., A ..................................    1,200        97,200
(a) Extensity Inc. ......................................    5,100       244,800
(a) Inktomi Corp. .......................................  110,000    21,450,000
(a) Intertrust Technologies Corp. .......................    6,800       289,000
(a) Keynote Systems Inc. ................................    9,600       981,600
(a) Liberate Technologies Inc. ..........................   42,400     2,660,600
(a) OpenTV Corp. ........................................    2,600       307,775
(a) Proxicom Inc. .......................................    9,800       434,263
(a) Realnetworks Inc. ...................................   37,200     2,118,075
(a) RoweCom Inc. ........................................    2,700        45,900
(a) SonicWALL Inc. ......................................   20,800     1,385,800
(a) VerticalNet Inc. ....................................    3,600       489,600
(a) Vignette Corp. ......................................    4,400       705,100
(a) Websense Inc. .......................................    2,200       105,738
                                                                     -----------
                                                                      38,081,076
                                                                     -----------
    INVESTMENT BANKERS/BROKERS/SERVICES .3%
(a) E*TRADE Group Inc. ..................................   80,000     2,410,000
                                                                     -----------
    MAJOR PHARMACEUTICALS 2.3%
    Bristol-Myers Squibb Co. ............................   30,000     1,732,500
    Johnson & Johnson ...................................   12,780       895,399
    Merck & Co. Inc. ....................................   30,000     1,863,750
    Pfizer Inc. .........................................  150,000     5,484,375
    Schering-Plough Corp. ...............................   80,000     2,940,000
    Warner-Lambert Co. ..................................   90,000     8,775,000
                                                                     -----------
                                                                      21,691,024
                                                                     -----------
    MAJOR U.S. TELECOMMUNICATIONS .9%
    AT&T Corp. ..........................................   50,000     2,812,500
(a) MCI WorldCom Inc. ...................................  120,000     5,437,500
                                                                     -----------
                                                                       8,250,000
                                                                     -----------


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)


    DYNATECH FUND                                          SHARES       VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    MANAGED HEALTH CARE .2%
    United HealthCare Corp. ........................        30,000   $ 1,788,750
                                                                     -----------
    MEDIA CONGLOMERATES .5%
    News Corp. Ltd., ADR (Australia) ...............        20,000     1,125,000
    Time Warner Inc. ...............................        40,000     4,000,000
                                                                     -----------
                                                                       5,125,000
                                                                     -----------
    MEDICAL ELECTRONICS .6%
    Medtronic Inc. .................................       110,000     5,658,125
                                                                     -----------
    MEDICAL SPECIALTIES .3%
(a) Inhale Therapeutic Systems Inc. ................        40,000     2,980,000
                                                                     -----------
    MEDICAL/DENTAL DISTRIBUTORS .1%
    McKesson HBOC Inc. .............................        43,000       903,000
                                                                     -----------
    MILITARY/GOVERNMENT/TECHNICAL .7%
(a) General Motors Corp., H ........................        50,000     6,225,000
                                                                     -----------
    OILFIELD SERVICES/EQUIPMENT .3%
    Schlumberger Ltd. ..............................        30,000     2,295,000
                                                                     -----------
    OTHER CONSUMER SERVICES .4%
(a) Ebay Inc. ......................................        22,500     3,960,000
                                                                     -----------
    OTHER PHARMACEUTICALS
(a) Noven Pharmaceuticals Inc. .....................        20,400       223,125
                                                                     -----------
    OTHER TELECOMMUNICATIONS .6%
(a) Global Crossing Ltd. (Bermuda) .................        82,000     3,356,875
(a) Qwest Communications International Inc. ........        50,000     2,425,000
                                                                     -----------
                                                                       5,781,875
                                                                     -----------
    PACKAGE GOODS/COSMETICS .2%
    Estee Lauder Cos. Inc., A ......................        40,000     2,002,500
                                                                     -----------
    PRECISION INSTRUMENTS .8%
(a) Agilent Technologies Inc. ......................        60,000     6,240,000
(a) Waters Corp. ...................................        17,600     1,676,400
                                                                     -----------
                                                                       7,916,400
                                                                     -----------
    RECREATIONAL PRODUCTS/TOYS .2%
(a) Electronic Arts Inc. ...........................        30,000     2,135,625
                                                                     -----------
    SEMICONDUCTORS 8.7%
(a) Broadcom Corp., A ..............................         3,200       777,200
    Intel Corp. ....................................       560,000    73,885,000
    Linear Technology Corp. ........................        80,000     4,400,000
(a) Xilinx Inc. ....................................        40,000     3,312,500
                                                                     -----------
                                                                      82,374,700
                                                                     -----------
    SERVICES TO THE HEALTH INDUSTRY .1%
    IMS Health Inc. ................................        80,000     1,355,000
                                                                     -----------
    SPECIALTY CHEMICALS .1%
    Sigma-Aldrich Corp. ............................        50,000     1,343,750
                                                                     -----------
    TELECOMMUNICATIONS EQUIPMENT 4.8%
    Corning Inc. ...................................        33,700     6,537,800
(a) Interwave Communications Intl. Ltd. (Bermuda) ..         6,000       180,750
    Lucent Technologies Inc. .......................       100,000     6,075,000
    Motorola Inc. ..................................       180,250    25,663,093
    Nokia Corp., ADR (Finland) .....................        10,000     2,172,500
(a) QUALCOMM Inc. ..................................        35,000     5,225,937
                                                                     -----------
                                                                      45,855,080
                                                                     -----------
    TOTAL COMMON STOCKS (COST $149,937,494) ........                 533,353,528
                                                                     -----------




FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
    DYNATECH FUND                                                                                       AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(d) REPURCHASE AGREEMENT 44.0%
    Joint Repurchase Agreement, 6.081%, 04/03/00 (Maturity Value $419,151,089) (COST $418,938,792)   $418,938,792    $418,938,792
      Banc of America Securities LLC (Maturity Value $20,915,639)
      Barclays Capital Inc. (Maturity Value $38,188,856)
      Bear, Stearns & Co. Inc. (Maturity Value $16,346,894)
      Chase Securities Inc. (Maturity Value $38,188,856)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $38,188,856)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $38,188,856)
      Goldman Sachs (Maturity Value $38,188,856)
      Lehman Govt. Securities (Maturity Value $38,188,856)
      Nesbitt Burns Securities Inc. (Maturity Value $38,188,856)
      Paribas Corporation (Maturity Value $49,099,355)
      Societe Generale (Maturity Value $27,278,353)
      Warburg Dillon Read LLC (Maturity Value $38,188,856)
        Collateralized by U.S. Treasury Bills and Notes
                                                                                                                     ------------
    TOTAL INVESTMENTS (COST $568,876,286) 100.1%                                                                      952,292,320
    OTHER ASSETS, LESS LIABILITIES (.1%)                                                                               (1,188,910)
                                                                                                                     ------------
    NET ASSETS 100.0%                                                                                                $951,103,410
                                                                                                                     ============


(a) Non-income producing.

(d) See note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.




FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN GROWTH FUND

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2000                       YEAR ENDED SEPTEMBER 30,
                                                                      --------------------------------------------------------------
CLASS A                                               (UNAUDITED)         1999(g)        1998         1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $33.21           $28.58        $27.09       $22.82       $19.38     $14.96
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .26              .39           .49          .36          .22        .17
 Net realized and unrealized gains ............            3.60             4.89          1.71         4.34         3.53       4.43
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............            3.86             5.28          2.20         4.70         3.75       4.60
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.45)            (.44)         (.47)        (.23)        (.16)      (.14)
 Net realized gains ...........................            (.26)            (.21)         (.24)        (.20)        (.15)      (.04)
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................            (.71)            (.65)         (.71)        (.43)        (.31)      (.18)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................          $36.36           $33.21        $28.58       $27.09       $22.82     $19.38
                                                   =================================================================================
Total return(a) ...............................           11.84%           18.63%         8.22%       20.84%       19.60%     31.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $2,168,455       $2,119,740    $1,635,780   $1,435,561   $1,020,486   $712,866
Ratios to average net assets:
 Expenses .....................................             .90%(b)          .89%          .88%         .89%         .87%       .90%
 Net investment income ........................            1.56%(b)         1.19%         1.78%        1.60%        1.16%      1.08%
Portfolio turnover rate .......................            7.27%            3.74%          .58%        1.77%        2.03%      1.39%

CLASS B
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $33.03           $31.45
                                                   -----------------------------
Income from investment operations:
 Net investment income ........................             .13              .14
 Net realized and unrealized gains ............            3.57             1.44
                                                   -----------------------------
Total from investment operations ..............            3.70             1.58
                                                   -----------------------------
Less distributions from:
 Net investment income ........................            (.35)              --
 Net realized gains ...........................            (.26)              --
                                                   -----------------------------
Total distributions ...........................            (.61)              --
                                                   -----------------------------
Net asset value, end of period ................          $36.12           $33.03
                                                   =============================
Total return(a) ...............................           11.38%           5.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $28,582          $17,271
Ratios to average net assets:
 Expenses .....................................            1.65%(b)         1.65%(b)
 Net investment income ........................             .78%(b)          .57%(b)
Portfolio turnover rate .......................            7.27%            3.74%





(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average shares outstanding effective year end September 30, 1999.

(g) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (continued)

FRANKLIN GROWTH FUND (CONT.)

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2000              YEAR ENDED SEPTEMBER 30,
CLASS C                                               (UNAUDITED)        1999        1998      1997(f)       1996         1995(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $32.58           $28.11      $26.70       $22.60       $19.33      $16.88
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .14              .14         .29          .20          .12         .02
 Net realized and unrealized gains ............          3.54             4.81        1.66         4.25         3.46        2.43
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............          3.68             4.95        1.95         4.45         3.58        2.45
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.22)            (.27)       (.30)        (.15)        (.16)         --
 Net realized gains ...........................          (.26)            (.21)       (.24)        (.20)        (.15)         --
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................          (.48)            (.48)       (.54)        (.35)        (.31)         --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................        $35.78           $32.58      $28.11       $26.70       $22.60      $19.33
                                                   =================================================================================
Total return(a) ...............................         11.43%           17.71%       7.39%       19.91%       18.73%      14.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $370,062         $362,216    $189,572     $117,218      $43,417      $4,161
Ratios to average net assets:
 Expenses .....................................          1.65%(b)         1.65%       1.65%        1.66%        1.63%       1.79%(b)
 Net investment income ........................           .82%(b)          .45%       1.02%         .85%         .40%        .37%(b)
Portfolio turnover rate .......................          7.27%            3.74%        .58%        1.77%        2.03%       1.39%

ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $33.27           $28.63      $27.13       $23.24
                                                   --------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .31              .46         .57          .25
 Net realized and unrealized gains ............          3.60             4.90        1.69         3.64
                                                   --------------------------------------------------------
Total from investment operations ..............          3.91             5.36        2.26         3.89
                                                   --------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.53)            (.51)       (.52)          --
 Net realized gains ...........................          (.26)            (.21)       (.24)          --
                                                   --------------------------------------------------------
Total distributions ...........................          (.79)            (.72)       (.76)          --
                                                   --------------------------------------------------------
Net asset value, end of period ................        $36.39           $33.27      $28.63       $27.13
                                                   ========================================================
Total return(a) ...............................         11.99%           18.89%       8.47%      16.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $38,547          $35,461     $41,871      $25,823
Ratios to average net assets:
 Expenses .....................................           .65%(b)          .65%        .65%         .66%(b)
 Net investment income ........................          1.82%(b)         1.41%       2.01%        1.93%(b)
Portfolio turnover rate .......................          7.27%            3.74%        .58%        1.77%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average share outstanding effective year end September 30, 1999.

(d)  For the period May 1, 1995 (effective date) to September 30, 1995 for Class
     C.

(f) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.


                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED)




   GROWTH FUND                                           SHARES        VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS 82.8%
   COMMERCIAL SERVICES 3.1%
(a)ACNielsen Corp. ..............................        81,333       $1,829,993
   Dun & Bradstreet Corp. .......................       244,000        6,984,500
   Equifax Inc. .................................       400,000       10,100,000
(a)Gartner Group Inc., B ........................        63,537          845,836
   Kelly Services Inc., A .......................       300,000        7,181,250
(a)Programming & Systems Inc. ...................       345,300            6,906
(a)R.H. Donnelley Corp. .........................        48,800          829,600
   R.R. Donnelley & Sons Co. ....................       256,000        5,360,000
(a)Robert Half International Inc. ...............       150,000        7,115,625
   Sabre Holdings Corp., A ......................       722,652       26,692,958
   W.W. Grainger Inc. ...........................       156,700        8,500,975
   Wallace Computer Services Inc. ...............       440,800        5,206,950
                                                                     -----------
                                                                      80,654,593
                                                                     -----------
   CONSUMER DURABLES 1.7%
   Eastman Kodak Co. ............................       200,000       10,862,500
   Genuine Parts Co. ............................       369,000        8,809,875
   Hasbro Inc. ..................................       600,000        9,900,000
   Mattel Inc. ..................................     1,000,000       10,437,500
   Polaroid Corp. ...............................       200,000        4,750,000
                                                                     -----------
                                                                      44,759,875
                                                                     -----------

   CONSUMER NON-DURABLES 2.2%
   American Greetings Corp., A ..................       900,000       16,425,000
   Hershey Foods Corp. ..........................       258,200       12,587,250
   International Flavors & Fragrances Inc. ......       412,600       14,466,788
   Tootsie Roll Industries Inc. .................        19,400          611,100
   V.F. Corp. ...................................       500,000       12,031,250
                                                                     -----------
                                                                      56,121,388
                                                                     -----------

   CONSUMER SERVICES 5.6%
   Carnival Corp. ...............................       100,000        2,481,250
(a)CBS Corp. ....................................        16,200          917,325
(a)Intervisual Books Inc. .......................       100,000          212,500
   The Walt Disney Co. ..........................       914,796       37,849,685
   Time Warner Inc. .............................       900,000       90,000,000
(a)USA Networks Inc. ............................       600,200       13,542,013
                                                                     -----------
                                                                     145,002,773
                                                                     -----------


   ELECTRONIC TECHNOLOGY 21.4%
(a)Apple Computer Inc. ..........................       200,000       27,162,500
   Boeing Co. ...................................       800,000       30,350,000
(a)Cisco Systems Inc. ...........................     1,350,000      104,371,875
   Compaq Computer Corp. ........................       175,000        4,659,375
(a)Conexant Systems Inc. ........................       100,000        7,100,000
   Cordant Technologies Inc. ....................       454,300       25,696,344
(a)Dell Computer Corp. ..........................        40,000        2,157,500
(a)Dionex Corp. .................................       200,000        6,587,500
   General Dynamics Corp. .......................       500,000       24,875,000
   Hewlett-Packard Co. ..........................       400,000       53,025,000
(a)Imation Corp. ................................        37,200          992,775
   Intel Corp. ..................................       400,000       52,775,000
   International Business Machines Corp. ........       560,000       66,080,000
   Lockheed Martin Corp. ........................       500,000       10,218,750
   Northrop Grumman Corp. .......................       500,000       26,468,750
   Raytheon Co., B ..............................       600,000       10,650,000
   Rockwell International Corp. .................       100,000        4,181,250


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



   GROWTH FUND                                            SHARES        VALUE
 -------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
(a)Sun Microsystems Inc. ............................     800,000    $74,962,500
   United Technologies Corp. ........................     400,000     25,275,000
                                                                     -----------
                                                                     557,589,119
                                                                     -----------
   ENERGY MINERALS 1.4%
   Atlantic Richfield Co. ...........................     180,000     15,300,000
   Murphy Oil Corp. .................................      40,000      2,305,000
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)     280,000     16,117,500
   Union Pacific Resources Group Inc. ...............     101,633      1,473,679
                                                                     -----------
                                                                      35,196,179
                                                                     -----------

   FINANCE .1%
(a)Choicepoint Inc. .................................      80,000      2,990,000
                                                                     -----------
   HEALTH SERVICES .6%
   Cardinal Health Inc. .............................     157,500      7,225,313
(a)Caremark RX Inc. .................................      75,625        316,680
   IMS Health Inc. ..................................     488,000      8,265,500
                                                                     -----------
                                                                      15,807,493
                                                                     -----------

   HEALTH TECHNOLOGY 15.5%
   Abbott Laboratories ..............................     400,000     14,075,000
   Allergan Inc. ....................................     400,000     20,000,000
(a)Allergan Specialty Therapeutics Inc., A ..........      10,000        136,250
(a)Alza Corp. .......................................     100,000      3,756,250
   American Home Products Corp. .....................     600,000     32,175,000
(a)Amgen Inc. .......................................     800,000     49,100,000
   Baxter International Inc. ........................     250,000     15,671,875
   Bristol-Myers Squibb Co. .........................     640,000     36,960,000
(a)Crescendo Pharmaceuticals Corp., A ...............       5,000         91,875
(a)Immunex Corp. ....................................     240,000     15,225,000
   Johnson & Johnson ................................     400,000     28,025,000
   Lilly (Eli) & Co. ................................     400,000     25,200,000
   Mallinckrodt Inc. ................................     116,000      3,335,000
   Merck & Co. Inc. .................................     400,000     24,850,000
(a)Perrigo Co. ......................................      31,500        239,203
   Pfizer Inc. ......................................   1,920,000     70,200,000
   Schering-Plough Corp. ............................   1,800,000     66,150,000
                                                                     -----------
                                                                     405,190,453
                                                                     -----------

   INDUSTRIAL SERVICES 1.4%
   Schlumberger Ltd. ................................     400,000     30,600,000
   Transocean Sedco Forex Inc. ......................      77,440      3,973,640
   Waste Management Inc. ............................     152,250      2,083,922
                                                                     -----------
                                                                      36,657,562
                                                                     -----------

   NON-ENERGY MINERALS
   Deltic Timber Corp. ..............................      11,428        270,701
                                                                     -----------

   PROCESS INDUSTRIES 5.0%
   Air Products & Chemicals Inc. ....................     500,000     14,218,750
   Canadian Pacific Ltd. (Canada) ...................     500,000     11,187,500
   Eastman Chemical Co. .............................      25,000      1,137,500
(a)Ionics Inc. ......................................     400,000     10,225,000
   Millipore Corp. ..................................     400,000     22,575,000
   National Service Industries Inc. .................     500,000     10,531,250
   NCH Corp. ........................................     200,000      9,062,500
   Pall Corp. .......................................     500,000     11,218,750

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)




   GROWTH FUND                                           SHARES         VALUE
   -----------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PROCESS INDUSTRIES (CONT.)
   RPM Inc. .........................................    258,400      $2,842,400
   Sigma-Aldrich Corp. ..............................    200,000       5,375,000
   Textron Inc. .....................................    525,000      31,959,375
                                                                   -------------
                                                                     130,333,025
                                                                   -------------

   PRODUCER MANUFACTURING 10.1%
(a)American Power Conversion Corp. ..................    200,000       8,575,000
   Avery Dennison Corp. .............................    220,000      13,433,750
   Caterpillar Inc. .................................    200,000       7,887,500
   Deere & Co. ......................................    300,000      11,400,000
   Emerson Electric Co. .............................    500,000      26,437,500
   Illinois Tool Works Inc. .........................    150,000       8,287,500
   Ingersoll-Rand Co. ...............................    437,500      19,359,375
   Meritor Automotive Inc. ..........................     16,666         263,531
   Minnesota Mining & Manufacturing Co. .............    400,000      35,425,000
   Molex Inc. .......................................    146,483       8,605,876
   Molex Inc., A ....................................    146,483       6,500,183
(a)Osmonics Inc. ....................................    300,000       2,400,000
   Pitney Bowes Inc. ................................    418,900      18,719,594
   Teleflex Inc. ....................................    500,000      17,750,000
   Thomas & Betts Corp. .............................    250,000       7,062,500
   Tyco International Ltd. (Bermuda) ................  1,441,198      71,879,750
                                                                   -------------
                                                                     263,987,059
                                                                   -------------

   RETAIL TRADE .4%
   Albertson's Inc. .................................    235,000       7,285,000
   Weis Markets Inc. ................................     58,218       1,979,411
                                                                   -------------
                                                                       9,264,411
                                                                   -------------

   TECHNOLOGY SERVICES 4.5%
   Automatic Data Processing Inc. ...................    800,000      38,600,000
(a)Computer Sciences Corp. ..........................    900,000      71,212,500
(a)Microsoft Corp. ..................................     80,000       8,500,000
                                                                   -------------
                                                                     118,312,500
                                                                   -------------

   TRANSPORTATION 8.7%
(a)Alaska Air Group Inc. ............................    500,000      15,031,250
(a)AMR Corp. ........................................  1,000,000      31,875,000
   British Airways PLC, ADR (United Kingdom) ........    200,000      10,750,000
(a)Continental Airlines Inc., B .....................    500,000      20,437,500
   Delta Air Lines Inc. .............................  1,000,000      53,250,000
   KLM Royal Dutch Airlines, N.Y. shs. (Netherlands)     500,001      10,500,020
(a)Northwest Airlines Corp. .........................    500,000      11,312,500
   Providence & Worchester Railroad Co. .............     85,000         626,874
(a)UAL Corp. ........................................    800,000      47,900,000
   Union Pacific Corp. ..............................    300,000      11,737,500
(a)US Airways Group Inc. ............................    500,000      13,906,250
                                                                   -------------
                                                                     227,326,894
                                                                   -------------

   UTILITIES 1.1%
   Coastal Corp. ....................................    600,000      27,600,000
                                                                   -------------
   TOTAL COMMON STOCKS (COST $959,404,140) ..........              2,157,064,025
                                                                   -------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



                                                                                                      PRINCIPAL
 GROWTH FUND                                                                                             AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
(d)REPURCHASE AGREEMENT 17.4%
   Joint Repurchase Agreement, 6.081%, 4/03/00 (Maturity Value $454,059,551) (COST $453,829,573) ...    $453,829,573   $453,829,573
    Banc of America Securities LLC (Maturity Value $22,657,572)
    Barclays Capital Inc. (Maturity Value $41,369,366)
    Bear, Stearns & Co. Inc. (Maturity Value $17,708,323)
    Chase Securities Inc. (Maturity Value $41,369,366)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $41,369,366)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $41,369,366)
    Goldman Sachs (Maturity Value $41,369,366)
    Lehman Govt. Securities (Maturity Value $41,369,366)
    Nesbitt Burns Securities Inc. (Maturity Value $41,369,366)
    Paribas Corporation (Maturity Value 53,188,534)
    Societe Generale (Maturity Value $29,550,194)
    Warburg Dillon Read LLC (Maturity Value $41,369,366)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      --------------
TOTAL INVESTMENTS (COST $1,413,233,713) 100.2% .....................................................                  2,610,893,598
OTHER ASSETS, LESS LIABILITIES (.2%) ...............................................................                     (5,246,839)
                                                                                                                      --------------
NET ASSETS 100.0% ..................................................................................                  $2,605,646,759
                                                                                                                      ==============



(a)    Non-income producing.

(d)    See note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights


FRANKLIN INCOME FUND

                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2000              YEAR ENDED SEPTEMBER 30,
CLASS A                                              (UNAUDITED)       1999(g)        1998        1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $2.23            $2.34          $2.49        $2.30        $2.30        $2.22
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .09              .17            .17          .18          .19          .18
 Net realized and unrealized gains (losses) ...         (.10)            (.09)          (.11)         .20          .02          .11
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............         (.01)             .08            .06          .38          .21          .29
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.09)            (.18)          (.18)        (.18)        (.18)        (.18)
 Net realized gains ...........................         (.01)            (.01)          (.03)        (.01)        (.03)        (.03)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................         (.10)            (.19)          (.21)        (.19)        (.21)        (.21)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................        $2.12            $2.23          $2.34        $2.49        $2.30        $2.30
                                                  ==================================================================================
Total return(a) ...............................         (.68%)           4.02%          2.23%       17.31%        9.43%       14.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $5,792,652       $6,776,804     $7,704,983   $7,738,746   $6,780,153   $5,885,788
Ratios to average net assets:
 Expenses .....................................          .74%(b)          .73%           .72%         .72%         .70%         .71%
 Net investment income ........................         8.30%(b)         7.46%          6.83%        7.45%        8.27%        8.26%
Portfolio turnover rate .......................         4.84%           17.35%         22.01%       16.15%       25.29%       58.64%


CLASS B
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $2.24            $2.36
                                                  -------------------------------
Income from investment operations:
 Net investment income ........................          .09              .12
 Net realized and unrealized losses ...........         (.11)            (.11)
                                                  -------------------------------
Total from investment operations ..............         (.02)             .01
                                                  -------------------------------
Less distributions from:
 Net investment income ........................         (.09)            (.13)
 Net realized gains ...........................         (.01)              --
                                                  -------------------------------
Total distributions ...........................         (.10)            (.13)
                                                  -------------------------------
Net asset value, end of period ................        $2.12            $2.24
                                                  ===============================
Total return(a) ...............................         (.93%)            .34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $100,887          $83,031
Ratios to average net assets:
 Expenses .....................................         1.24%(b)         1.23%(b)
 Net investment income ........................         7.86%(b)         7.22%(b)
Portfolio turnover rate .......................         4.84%           17.35%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average shares outstanding effective year end September 30, 1999.

(g) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (continued)

FRANKLIN INCOME FUND (CONT.)

                                                   SIX MONTHS ENDED
                                                    MARCH 31, 2000                      YEAR ENDED SEPTEMBER 30,
CLASS C                                               (UNAUDITED)       1999         1998       1997(f)      1996        1995(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $2.24           $2.34        $2.49       $2.30       $2.30         $2.18
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .08             .16          .16         .16         .17           .08
 Net realized and unrealized gains (losses) ...         (.10)           (.08)        (.11)        .21         .03           .11
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............         (.02)            .08          .05         .37         .20           .19
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.08)           (.17)        (.17)       (.17)       (.17)         (.07)
 Net realized gains ...........................         (.01)           (.01)        (.03)       (.01)       (.03)        --
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................         (.09)           (.18)        (.20)       (.18)       (.20)         (.07)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................        $2.13           $2.24        $2.34       $2.49       $2.30         $2.30
                                                   =================================================================================
Total return(a) ...............................         (.49%)          3.46%        1.70%      16.72%       8.86%         8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $823,569        $997,438   $1,014,634    $695,355    $343,314       $65,822
Ratios to average net assets:
 Expenses .....................................         1.24%(b)        1.23%        1.22%       1.22%       1.21%         1.23%(b)
 Net investment income ........................         7.80%(b)        6.97%        6.35%       6.96%       7.84%         7.89%(b)
Portfolio turnover rate .......................         4.84%          17.35%       22.01%      16.15%      25.29%        58.64%

ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $2.23           $2.34        $2.48       $2.34
                                                   ------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .09             .17          .17         .14
 Net realized and unrealized gains (losses) ...         (.10)           (.09)        (.10)        .14
                                                   ------------------------------------------------------
Total from investment operations ..............         (.01)            .08          .07         .28
                                                   ------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.09)           (.18)        (.18)       (.14)
 Net realized gains ...........................         (.01)           (.01)        (.03)         --
                                                   ------------------------------------------------------
Total distributions ...........................         (.10)           (.19)        (.21)       (.14)
                                                   ------------------------------------------------------
Net asset value, end of period ................        $2.12           $2.23        $2.34       $2.48
                                                   ======================================================
Total return(a) ...............................         (.15%)          3.71%        2.82%      12.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $18,241         $23,891       $21,851    $13,318
Ratios to average net assets:
 Expenses .....................................          .59%(b)         .58%         .57%        .57%(b)
 Net investment income ........................         8.43%(b)        7.60%        7.02%       7.58%(b)
Portfolio turnover rate .......................         4.84%          17.35%       22.01%      16.15%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average shares outstanding effective year end September 30, 1999.

(d)  For the period May 1, 1995 (effective date) to September 30, 1995 for Class
     C.

(f) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.


                       See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED)




   INCOME FUND                                                              COUNTRY                  SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 31.5%
   CONSUMER DURABLES 1.2%
   General Motors Corp. .......................................           United States             1,000,000            $82,812,500
                                                                                                                         -----------

   CONSUMER NON-DURABLES 4.7%
   Nabisco Group Holdings Corp. ...............................           United States               600,000              7,200,000
   Philip Morris Cos. Inc. ....................................           United States            14,035,500            296,499,937
   R.J. Reynolds Tobacco Holdings Inc. ........................           United States               900,000             15,300,000
                                                                                                                         -----------
                                                                                                                         318,999,937
                                                                                                                         -----------

   ENERGY MINERALS 2.1%
   Athabasca Oil Sands Trust ..................................              Canada                 2,700,000             46,029,066
   BP Prudhoe Bay Royalty Trust ...............................           United States               500,000              5,281,250
   Canadian Oil Sands Trust Units .............................              Canada                 2,400,000             42,485,190
   EOG Resources Inc. .........................................           United States             1,258,900             26,672,944
(a)Santa Fe Snyder Corp. ......................................           United States               693,405              6,674,023
   Ultramar Diamond Shamrock Corp. ............................           United States               625,000             15,859,375
                                                                                                                         -----------
                                                                                                                         143,001,848
                                                                                                                         -----------

                                                                                                                         -----------
   NON-ENERGY MINERALS 1.9%
   Anglo American Platinum Corp. Ltd., ADR ....................           South Africa                943,691             23,946,159
   AngloGold Ltd., ADR ........................................           South Africa              2,320,000             55,680,000
   De Beers Consolidated Mines AG, ADR ........................           South Africa                400,000              9,175,000
   Impala Platinum Holdings Ltd., ADR .........................           South Africa              1,184,200             39,374,650
                                                                                                                         -----------
                                                                                                                         128,175,809
                                                                                                                         -----------

   PROCESS INDUSTRIES .3%
(a)Dan River Inc., A ..........................................           United States               547,400              3,523,888
   Lyondell Chemical Co. ......................................           United States             1,100,000             16,225,000
                                                                                                                         -----------
                                                                                                                          19,748,888
                                                                                                                         -----------

   PRODUCER MANUFACTURING .2%
   McDermott International Inc. ...............................           United States             1,300,000             11,943,750
                                                                                                                         -----------
   REAL ESTATE
   MeriStar Hospitality Corp. .................................           United States               112,500              1,961,719
                                                                                                                         -----------

   TELECOMMUNICATIONS .9%
   U.S. West Inc. .............................................           United States               800,000             58,100,000
                                                                                                                         -----------

   UTILITIES 20.2%
   American Electric Power Co. Inc. ...........................           United States             2,200,000             65,587,500
   Central & South West Corp. .................................           United States             3,500,000             59,718,750
   CInergy Corp. ..............................................           United States             2,000,000             43,000,000
   Conectiv Inc. ..............................................           United States             2,011,900             35,208,250
   Dominion Resources Inc. ....................................           United States               564,804             21,709,654
   Edison International .......................................           United States             1,550,000             25,671,875
   Energy East Corp. ..........................................           United States             1,900,000             37,643,750
   Entergy Corp. ..............................................           United States             3,400,000             68,637,500
   FirstEnergy Corp. ..........................................           United States             2,100,000             43,312,500
   Florida Progress Corp. .....................................           United States             2,622,800            120,320,950
   FPL Group Inc. .............................................           United States             1,400,000             64,487,500
   GPU Inc. ...................................................           United States             1,700,000             46,537,500
   Hawaiian Electric Industries Inc. ..........................           United States               610,000             19,405,625
   KeySpan Corp. ..............................................           United States             1,500,000             41,437,500
   New Century Energies Inc. ..................................           United States             1,805,000             54,262,813
   Northern States Power Co. ..................................           United States             2,020,000             40,147,500
   PECO Energy Co. ............................................           United States             2,596,000             95,727,500
   PG&E Corp. .................................................           United States             3,100,000             65,100,000
   Potomac Electric Power Co. .................................           United States             2,000,000             45,250,000
   Public Service Enterprise Group Inc. .......................           United States             2,350,000             69,618,750
   Reliant Energy Inc. ........................................           United States             1,900,000             44,531,250
   SCANA Corp. ................................................           United States               504,820             12,399,641
   ScottishPower PLC, ADR .....................................           United Kingdom              304,500              9,648,844
   Sempra Energy ..............................................           United States             2,821,349             47,257,596

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)


   INCOME FUND                                                                              COUNTRY        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UTILITIES (CONT.)
   Sierra Pacific Resources ..........................................................   United States      825,000      $10,312,500
   Southern Co. ......................................................................   United States    2,600,000       56,550,000
   Texas Utilities Co. ...............................................................   United States    2,637,250       78,293,359
   Western Resources Inc. ............................................................   United States    2,200,000       34,787,500
                                                                                                                       -------------
                                                                                                                       1,356,566,107
                                                                                                                       -------------

   MISCELLANEOUS
   Miscellaneous .....................................................................                                            14
                                                                                                                       -------------
   TOTAL COMMON STOCKS (COST $2,066,196,471) .........................................                                 2,121,310,572
                                                                                                                       -------------


   PREFERRED STOCKS 1.5%
   FINANCE .4%
   IBJ Preferred Capital Co. LLC, 8.79%, 144A ........................................       Japan       30,000,000       28,200,000
                                                                                                                       -------------

   NON-ENERGY MINERALS .1%
   Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold .....................   United States      400,000        8,150,000
                                                                                                                       -------------

   PROCESS INDUSTRIES .8%
   Asia Pulp & Paper Co. Ltd., 12.00% ................................................     Indonesia     95,000,000       55,575,000
                                                                                                                       -------------

   TELECOMMUNICATIONS .2%
   Nortel Inversora SA, B, ADR .......................................................     Argentina        524,000       10,807,500
                                                                                                                       -------------
   TOTAL PREFERRED STOCKS (COST $131,841,195) ........................................                                   102,732,500
                                                                                                                       -------------
   CONVERTIBLE PREFERRED STOCKS 11.6%

   ENERGY MINERALS 3.3%
(a)Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A ...................................   United States      800,000       30,000,000
   Enron Corp., 7.00%, cvt. pfd ......................................................   United States      519,500       11,461,469
   Kerr-McGee Corp., 5.50%, cvt. pfd. (exchangeable into Devon Energy
    Corp. common) ....................................................................   United States    1,512,000       68,040,000
   Lomak Financing Trust, 5.75%, cvt. pfd ............................................   United States    1,500,000       28,125,000
   Newfield Financial Trust I, 6.50%, cvt. pfd .......................................   United States      750,000       43,359,375
   Nuevo Financing I, 5.75%, cvt. pfd., A ............................................   United States    1,450,000       36,612,500
                                                                                                                       -------------
                                                                                                                         217,598,344
                                                                                                                       -------------

   INDUSTRIAL SERVICES .9%
   Weatherford International Inc., 5.00%, cvt. pfd., 144A ............................   United States    1,200,000       58,200,000
                                                                                                                       -------------

   NON-ENERGY MINERALS .5%
   Battle Mountain Gold Co., $3.25, cvt. pfd .........................................   United States      295,000        7,706,875
   Hecla Mining Co., 7.00%, cvt. pfd., B .............................................   United States      375,000        9,281,250
   Kinam Gold Inc., $3.75, cvt. pfd., B ..............................................      Canada          650,000       16,696,875
                                                                                                                       -------------
                                                                                                                          33,685,000
                                                                                                                       -------------

   REAL ESTATE 4.6%
   Apartment Investment & Management Co., 8.00%, cvt. pfd., K ........................   United States    1,700,000       41,650,000
   Archstone Communities Trust, $1.75, cvt. pfd., A ..................................   United States    1,040,000       27,950,000
   Felcor Lodging Trust Inc., $1.95, cvt. pfd., A ....................................   United States    2,100,000       33,206,250
   Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ................................   United States    3,400,000       50,575,000
   Host Marriott Corp., 6.75%, cvt. pfd ..............................................   United States    1,200,000       37,800,000
   Innkeepers USA Trust, 8.625%, cvt. pfd., A ........................................   United States    2,000,000       33,500,000
   Prologis Trust, 7.00%, cvt. pfd., B ...............................................   United States      800,000       19,200,000
   Reckson Associates Realty Corp., 7.625%, cvt. pfd., A .............................   United States    1,750,000       33,140,625
   Vornado Realty Trust, 6.50%, cvt. pfd., A .........................................   United States      700,000       33,425,000
                                                                                                                       -------------
                                                                                                                         310,446,875
                                                                                                                       -------------

   TELECOMMUNICATIONS 1.0%
   Nortel Inversora SA, 10.00%, cvt. pfd. (exchangeable into Telecom Argentina
    Stet-France Telecom, SA, B, ADR, common) .........................................     Argentina      1,200,000       72,000,000
                                                                                                                       -------------

   TRANSPORTATION .5%
   Union Pacific Capital Trust, 6.25%, cvt. pfd ......................................   United States      900,000       35,100,000
                                                                                                                       -------------



FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)

   INCOME FUND                                                                            COUNTRY       SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCKS (CONT.)
   UTILITIES .8%
   CMS Energy Trust I, 7.75%, cvt. pfd. .................................                 United States  1,600,000       $55,200,000
                                                                                                                        ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $963,813,323) ...............                                                782,230,219
                                                                                                                        ------------


                                                                                                           PRINCIPAL
                                                                                                            AMOUNT*
                                                                                                           ---------
   BONDS 19.6%
   COMMERCIAL SERVICES
(b)AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .............    United States  $ 25,000,000      1,375,000
                                                                                                                         -----------
   CONSUMER DURABLES .2%
    E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06........................    United States    32,000,000     12,960,000
                                                                                                                         -----------
   CONSUMER NON-DURABLES 2.6%
   Compania de Alimentos Fargo SA, senior note, 13.25%, 8/01/08 ......................      Argentina      30,000,000     26,775,000
   Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ..............................    United States    15,381,000     14,227,425
   Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 .............................    United States    28,000,000     27,160,000
   Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ................................    United States    29,000,000     28,782,500
   Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ..................    United States    38,500,000     37,537,500
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .................    United States    34,700,000     15,441,500
   SFC New Holdings Inc., senior note, 11.25%, 8/15/01 ...............................    United States    20,000,000     18,400,000
   The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ....................    United States     6,000,000      5,070,000
                                                                                                                         -----------
                                                                                                                         173,393,925
                                                                                                                         -----------
   CONSUMER SERVICES 2.9%
   AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 .................    United States    17,000,000      6,375,000
   Cablevision SA, 13.75%, 5/01/09 ...................................................    United States    11,500,000     11,528,750
   Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 .......................    United States    14,000,000     12,950,000
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ..............................    United States    40,000,000     41,500,000
   Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ...........................    United States     8,000,000      7,880,000
   Harvey Casinos Resorts, senior sub. note, 10.625%, 6/01/06 ........................    United States    11,000,000     11,165,000
   Lone Cypress Co., sub. note, 144A, 11.50%, 8/01/09 ................................    United States    60,000,000     60,000,000
   Protection One Alarm Monitoring Inc., senior sub. note,
    144A, 8.125%, 1/15/09 ............................................................    United States    28,000,000     15,400,000
   Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ..................    United States    30,000,000     28,050,000
                                                                                                                         -----------
                                                                                                                         194,848,750
                                                                                                                         -----------
   ELECTRONIC TECHNOLOGY 1.3%
   Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ...............................    United States    60,000,000     56,700,000
   Samsung Electronics America Inc., 144A, 9.75%, 5/01/03 ............................    United States    30,500,000     31,693,465
                                                                                                                         -----------
                                                                                                                          88,393,465
                                                                                                                         -----------
   ENERGY MINERALS 2.8%
   Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ....................    United States    39,000,000     35,295,000
   Chesapeake Energy Corp., senior note, B, 7.875%, 3/15/04 ..........................    United States     5,000,000      4,475,000
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 .....................       Mexico        90,000,000     97,875,000
   Denbury Management Inc., senior unsecured sub. note, 9.00%, 3/01/08 ...............    United States    41,000,000     35,875,000
   Mesa Operating Co., 10.625%, 7/01/06 ..............................................    United States     4,800,000      4,656,000
   Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 .......................    United States     8,000,000      7,800,000
                                                                                                                         -----------
                                                                                                                         185,976,000
                                                                                                                         -----------
   HEALTH TECHNOLOGY .9%
   Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ....................    United States    22,000,000     20,900,000
   ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 ..........................    United States    37,000,000     36,630,000
                                                                                                                         -----------
                                                                                                                          57,530,000
                                                                                                                         -----------
   INDUSTRIAL SERVICES 1.0%
   Allied Waste North America Inc., B, 10.00%, 8/01/09 ...............................    United States    37,000,000     27,935,000
   First Wave Marine Inc., senior note, 11.00%, 2/01/08 ..............................    United States    10,000,000      6,050,000


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



                                                                                                         PRINCIPAL
   INCOME FUND                                                                           COUNTRY          AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   INDUSTRIAL SERVICES (CONT.)
   Great Lakes Dredge & Dock Corp., 11.25%, 8/15/08 ..............................    United States    $10,000,000       $10,350,000
   R & B Falcon Corp., senior note, B, 6.50%, 4/15/03 ............................    United States     22,000,000        19,965,000
                                                                                                                      --------------
                                                                                                                          64,300,000
                                                                                                                      --------------
   PROCESS INDUSTRIES 4.4%
   Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .................    United States     25,000,000        25,062,500
   Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ...................    United States     50,000,000        45,750,000
   Four M Corp., senior note, B, 12.00%, 6/01/06 .................................    United States     30,000,000        29,550,000
   Packaging Resources Inc., senior note, 11.625%, 5/01/03 .......................    United States     42,000,000        25,410,000
   Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 .........................    United States     50,000,000        48,250,000
   RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ..............................    United States     60,000,000        10,800,000
   Riverwood International, senior sub. note, 10.875%, 4/01/08 ...................    United States     50,000,000        46,750,000
   Tjiwi Kimia Finance Mauritius, senior unsecured note, 10.00%, 8/01/04 .........      Indonesia       87,000,000        66,555,000
                                                                                                                      --------------
                                                                                                                         298,127,500
                                                                                                                      --------------
   PRODUCER MANUFACTURING 1.5%
   Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 ..................    United States     35,000,000        33,512,500
   Nortek Inc., senior sub. note, 9.875%, 3/01/04 ................................    United States     18,500,000        17,436,250
   Outsourcing Services Group Inc., senior sub. note, 144A, 10.875%, 3/01/06 .....    United States     22,000,000        18,590,000
   Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .......................    United States     14,500,000        13,412,500
   Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .............       Canada         30,000,000        20,550,000
                                                                                                                      --------------
                                                                                                                         103,501,250
                                                                                                                      --------------
   TECHNOLOGY SERVICES .5%
   PSINet Inc., senior note, 144A, 10.50%, 12/01/06 ..............................    United States     34,000,000        32,810,000
                                                                                                                      --------------
   TELECOMMUNICATIONS 1.5%
   Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .............................    United States     32,000,000        26,080,000
   Nextlink Communications Inc., senior unsecured note, 10.75%, 6/01/09 ..........    United States     46,000,000        44,390,000
   Voicestream Wireless Corp., senior note, 144A, 10.375%, 11/15/09 ..............    United States     16,000,000        16,000,000
   Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ............    United States     19,000,000        18,715,000
                                                                                                                      --------------
                                                                                                                         105,185,000
                                                                                                                      --------------
   TOTAL BONDS (COST $1,501,699,012)  ............................................                                     1,318,400,890
                                                                                                                      --------------
   CONVERTIBLE BONDS 5.2%
   ELECTRONIC TECHNOLOGY .1%
   Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ..............................    United States      8,000,000         6,600,000
                                                                                                                      --------------
   ENERGY MINERALS 1.1%
   Kerr McGee Corp., cvt., 7.50%, 5/15/14 ........................................    United States     28,422,000        27,107,483
   Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 .............................    United States     57,750,000        50,892,188
                                                                                                                      --------------
                                                                                                                          77,999,671
                                                                                                                      --------------
   HEALTH SERVICES
(b)Continucare Corp., cvt. sub. note, 144A, 7.00%, 10/31/02 ......................    United States      9,500,000           475,000
                                                                                                                      --------------
   INDUSTRIAL SERVICES .7%
   Key Energy Services Inc., cvt., 5.00%, 9/15/04 ................................    United States     50,000,000        38,150,500
   Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 ...........................    United States     13,500,000        10,209,375
                                                                                                                      --------------
                                                                                                                          48,359,875
                                                                                                                      --------------
   NON-ENERGY MINERALS 1.3%
   Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ....................................       Ghana          50,000,000        33,750,000
   Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ..............    United States        900,000           540,000
   Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ....................    United States     20,000,000         9,925,000
   Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21
    (exchangeable into Barrick Gold Corp. common) ................................       Canada         70,000,000        40,790,400
                                                                                                                      --------------
                                                                                                                          85,005,400
                                                                                                                      --------------



FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



                                                                                                        PRINCIPAL
  INCOME FUND                                                                            COUNTRY         AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BONDS (CONT.)
   PRODUCER MANUFACTURING .4%
   Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 ....................    United States     $50,000,000       $29,000,000
                                                                                                                       -------------

   REAL ESTATE 1.6%
   Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ..........................    United States      65,000,000        53,950,000
   Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ..................    United States      70,000,000        51,362,500
                                                                                                                       -------------
                                                                                                                         105,312,500
                                                                                                                       -------------
   TOTAL CONVERTIBLE BONDS (COST $417,822,901) ..................................                                        352,752,446
                                                                                                                       -------------
   FOREIGN GOVERNMENT BONDS 17.8%
   ESCOM, E168, utility deb., 11.00%, 6/01/08 ...................................    South Africa     240,000,000 ZAR     30,527,120
   Republic of Argentina, L-GP, step coupon, 6.00%, 3/31/23 .....................    Argentina         500,000,000       350,625,000
   Republic of Brazil, 11.625%, 4/15/04 .........................................      Brazil           45,000,000        45,236,250
   Republic of Brazil, 14.50%, 10/15/09 .........................................      Brazil           29,539,000        32,227,049
   Republic of Brazil, A, FRN, 7.00%, 1/01/01 ...................................      Brazil           14,821,500        14,784,446
   Republic of Brazil, FRN, 5.75%, 4/15/24 ......................................      Brazil          230,000,000       150,650,000
   Republic of Brazil, L, FRN, 6.938%, 4/15/06 ..................................      Brazil          220,900,000       201,019,000
   Republic of Korea, 8.875%, 4/15/08 ...........................................    South Korea       210,000,000       217,770,000
   Republic of South Africa, 12.00%, 2/28/05 ....................................    South Africa     200,000,000 ZAR     28,939,303
   Republic of Turkey, 12.375%, 6/15/09 .........................................      Turkey           70,000,000        75,162,500
   Russia Ministry of Finance, 11.75%, 6/10/03 ..................................      Russia           30,000,000        26,812,500
   Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ...........................      Russia           30,000,000        22,526,250
                                                                                                                       -------------
   TOTAL FOREIGN GOVERNMENT BONDS (COST $1,139,428,318) .........................                                      1,196,279,418
                                                                                                                       -------------
   U.S. GOVERNMENT SECURITIES 3.9%
   FHLMC, 6.875%, 1/15/05 .......................................................    United States      90,000,000        89,293,500
   U.S. Treasury Notes, 5.875%, 11/15/04 ........................................    United States     173,000,000       169,918,524
                                                                                                                       -------------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $256,063,205)                                                                  259,212,024
                                                                                                                       -------------
   ZERO COUPON/STEP-UP BONDS 5.8%
   AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
    12.25% thereafter, 3/15/06 ..................................................    United States      26,294,000         6,704,970
   APP Finance VI Mauritius Ltd., cvt., 11/18/12 ................................     Indonesia        150,000,000        28,875,000
   Charter Communications Holdings LLC, senior disc. note, zero cpn
    to 4/01/04, 9.92% thereafter, 4/01/11 .......................................    United States      60,000,000        33,150,000
   Crown Castle International Corp., senior disc. note, zero cpn
    to 8/01/04, 11.25% thereafter, 8/01/11 ......................................    United States      50,000,000        29,250,000
   Huntsman ICI Chemicals LLC, senior disc. note, 12/31/09 ......................    United States      75,000,000        22,875,000
(b)International Wireless Communications, senior disc. note,
     zero cpn., 8/15/01 .........................................................    United States      13,500,000         1,620,000
   Level 3 Communications Inc., senior disc. note, zero cpn. to 1/15/02,
    10.50% thereafter, 12/01/08 .................................................    United States      50,000,000        28,000,000
   Loral Space and Communications Ltd., senior disc. note, zero cpn
    to 1/15/02, 12.50% thereafter, 1/15/07 ......................................    United States       5,500,000         2,557,500
   Mesa Operating Co., senior unsecured sub. note, zero cpn
    to 7/01/01, 11.625% thereafter, 7/01/06 .....................................    United States      15,000,000        12,900,000
   Microcell Telecommunications Inc., senior disc. note, zero cpn
    to 6/01/04, 12.00% thereafter, 6/01/09 ......................................       Canada          50,000,000        31,250,000
   Nextel Communications Inc., senior disc. note, zero cpn
   to 2/15/03, 9.95% thereafter, 12/15/08 .......................................    United States      90,000,000        60,750,000
   Nextel International Inc., senior disc. note, zero cpn
    to 4/15/03, 12.125% thereafter, 4/15/08 .....................................    United States      50,000,000        31,250,000
   Nextlink Communications Inc., 144A, zero cpn. to 6/01/04,
    12.25% thereafter, 6/01/09 ..................................................    United States      44,000,000        25,080,000
   Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ........................    United States      33,000,000        10,065,000
   SFC New Holdings Inc., zero cpn. to 6/15/05, 11.00% thereafter, 12/15/09 .....    United States         957,873                --
   Sellco Corp., PIK, sub. note, 12.00%, 12/15/04 ...............................    United States          12,700             2,604
   Spectrasite Holdings Inc., senior disc. note, 144A, zero cpn
    to 3/15/05, 12.875% thereafter, 3/15/10 .....................................    United States      36,000,000        17,820,000
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
    11.25% thereafter, 4/15/09 ..................................................    United States      20,000,000        10,900,000
   United Pan-Europe Communications NV, senior disc. note, 144A,
    zero cpn. to 8/01/04, 12.50% thereafter, 8/01/09 ............................     Netherlands       52,000,000        26,000,000
   VoiceStream Wireless Corp., senior disc. note, 144A, zero cpn
    to 11/15/04, 11.875% thereafter, 11/15/09 ...................................    United States      23,000,000        13,800,000
                                                                                                                       -------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $484,848,461) ..........................                                        392,850,074
                                                                                                                       -------------
   TOTAL LONG TERM INVESTMENTS (COST $6,961,712,886) ............................                                      6,525,768,143
                                                                                                                       -------------

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



                                                                                                     PRINCIPAL
   INCOME FUND                                                                                         AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENT 1.5%
(d)Joint Repurchase Agreement, 6.081%, 04/03/00 (Maturity Value $102,042,880)
    (COST $101,991,196) ....................................................................         $101,991,196       $101,991,196
    Banc of America Securities LLC (Maturity Value $5,091,940)
    Barclays Capital Inc. (Maturity Value $9,297,127)
    Bear, Stearns & Co. Inc. (Maturity Value $3,979,674)
    Chase Securities Inc. (Maturity Value $9,297,127)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $9,297,127)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $9,297,127)
    Goldman Sachs (Maturity Value $9,297,127)
    Lehman Govt. Securities (Maturity Value $9,297,127)
    Nesbitt Burns Securities Inc. (Maturity Value $9,297,127)
    Paribas Corporation (Maturity Value $11,953,300)
    Societe Generale (Maturity Value $6,640,950)
    Warburg Dillon Read LLC (Maturity Value $9,297,127)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $7,063,704,081) 98.4% ...........................................                           6,627,759,339
   OTHER ASSETS, LESS LIABILITIES 1.6% .....................................................                             107,589,507
                                                                                                                      --------------
   NET ASSETS 100.0% .......................................................................                          $6,735,348,846
                                                                                                                      --------------

  CURRENCY ABBREVIATION
  ZAR - South African Rand


*    The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)    Non-income producing.

(b)    See note 6 regarding defaulted securities.

(d)    See note1(c) regarding joint repurchase agreement.


                       See notes to financial statements.




FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                 SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 2000      --------------------------------------------------------------
CLASS A                                             (UNAUDITED)       1999(g)        1998         1997           1996        1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(C)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $6.62           $6.99         $6.89        $6.72         $6.87         $6.51
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .22             .44           .46          .48           .49           .50
 Net realized and unrealized gains (losses) ...         (.21)           (.37)          .10          .17          (.15)          .35
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............          .01             .07           .56          .65           .34           .85
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income .         (.09)           (.44)         (.46)        (.48)         (.49)         (.49)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................        $6.54           $6.62         $6.99        $6.89         $6.72         $6.87
                                                  ==================================================================================
Total return(a) ...............................         2.02%           1.05%         8.41%       10.08%         5.15%        13.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $7,144,020      $7,895,906    $9,049,829   $9,350,751   $10,129,483   $11,101,605
Ratios to average net assets:
 Expenses .....................................          .68%(b)         .67%          .65%         .64%          .61%          .61%
 Net investment income ........................         6.64%(b)        6.43%         6.67%        7.01%         7.18%         7.50%
Portfolio turnover rate(h) ....................        11.22%          15.04%        25.98%        1.74%         8.01%         5.48%

CLASS B
PER SHARE OPERATING PERFORMANCE(C)
--------------------------------------------------------------------------------
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $6.62           $6.91
                                                  ------------------------------
Income from investment operations:
 Net investment income ........................          .20             .30
 Net realized and unrealized losses ...........         (.19)           (.28)
                                                  ------------------------------
Total from investment operations ..............          .01             .02
                                                  ------------------------------
Less distributions from net investment income .         (.10)           (.31)
                                                  ------------------------------
Net asset value, end of period ................        $6.53           $6.62
                                                  ==============================
Total return(a) ...............................         1.60%            .25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $66,077         $51,433
Ratios to average net assets:
 Expenses .....................................         1.22%(b)        1.22%(b)
 Net investment income ........................         6.12%(b)        5.93%(b)
Portfolio turnover rate(h) ....................        11.22%          15.04%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average shares outstanding effective year end September 30, 1999.

(g) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.

(h) Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (continued)


FRANKLIN U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                  SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                   MARCH 31, 2000       ------------------------------------------------------------
CLASS C                                              (UNAUDITED)        1999      1998        1997(f)         1996        1995(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $6.60             $6.97      $6.87         $6.70         $6.85       $6.67
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .20               .40        .42           .44           .45         .21
 Net realized and unrealized gains (losses) ...        (.19)             (.37)       .10           .17          (.15)        .16
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............         .01               .03        .52           .61           .30         .37
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income .        (.09)             (.40)      (.42)         (.44)         (.45)       (.19)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................       $6.52             $6.60      $6.97         $6.87         $6.70       $6.85
                                                  ==================================================================================
Total return(a) ...............................        1.76%              .50%      7.85%         9.48%         4.55%       5.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $270,067          $308,961   $271,665      $120,818       $57,657     $11,695
Ratios to average net assets:
 Expenses .....................................        1.22%(b)          1.22%      1.21%         1.20%         1.17%       1.18%(b)
 Net investment income ........................        6.10%(b)          5.89%      6.10%         6.44%         6.80%       6.48%(b)
Portfolio turnover rate(h) ....................       11.22%            15.04%     25.98%         1.74%         8.01%       5.48%

ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $6.63             $7.00      $6.90         $6.76
                                                     -----------------------------------------------------
Income from investment operations:
 Net investment income ........................         .22               .45        .47           .38
 Net realized and unrealized gains (losses) ...        (.21)             (.37)       .10           .12
                                                     -----------------------------------------------------
Total from investment operations ..............         .01               .08        .57           .50
                                                     -----------------------------------------------------
Less distributions from net investment income .        (.10)             (.45)      (.47)         (.36)
                                                     -----------------------------------------------------
Net asset value, end of period ................       $6.54             $6.63      $7.00         $6.90
                                                     =====================================================
Total return(a) ...............................        1.93%             1.16%      8.51%         7.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $39,032           $15,544    $36,308       $14,469
Ratios to average net assets:
 Expenses .....................................         .58%(b)           .57%       .56%          .56%(b)
 Net investment income ........................        6.82%(b)          6.53%      6.75%         7.01%(b)
Portfolio turnover rate(h) ....................       11.22%            15.04%     25.98%         1.74%



(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average shares outstanding effective year end Septmber 30, 1999.

(d)  For the period May 1, 1995 (effective date) to September 30, 1995 for Class
     C.

(f) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.

(h) Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.


                       See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED)



                                                                                                    PRINCIPAL
 U.S. GOVERNMENT SECURITIES FUND                                                                     AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 95.9%
GNMA I, SF, 5.50%, 5/15/28 - 1/15/29 .....................................................          $14,391,141          $12,645,098
GNMA II, 5.50%, 11/20/28 - 3/20/29 .......................................................           27,139,450           23,707,747
GNMA I, SF, 6.00%, 9/15/23 - 12/15/28 ....................................................          128,006,763          118,065,741
GNMA II, 6.00%, 10/20/23 - 1/20/29 .......................................................          591,105,557          538,564,832
GNMA I, SF, 6.50%, 3/15/03 - 6/15/29 .....................................................        1,986,513,088        1,882,255,972
GNMA II, 6.50%, 6/20/24 - 7/20/28 ........................................................          357,473,272          336,212,733
GNMA I, SF, 6.75%, 3/15/26 - 5/15/26 .....................................................            2,710,072            2,596,233
GNMA PL, 6.75%, 1/15/34 ..................................................................           35,572,145           33,381,439
GNMA I, SF, 7.00%, 4/15/16 - 7/15/29 .....................................................        1,619,594,855        1,577,674,186
GNMA PL, 7.00%, 9/15/35 ..................................................................            8,851,031            8,438,624
GNMA I, SF, 7.25%, 10/15/25 - 1/15/26 ....................................................            5,665,024            5,559,822
GNMA I, SF, 7.50%, 6/15/05 - 10/15/29 ....................................................          899,074,269          895,804,513
GNMA II, 7.50%, 10/20/22 - 12/20/26 ......................................................           96,216,203           95,208,198
GNMA PL, 7.75%, 10/15/12 .................................................................            5,036,438            4,995,609
GNMA I, SF, 8.00%, 1/15/30 - 12/15/29 ....................................................          708,490,465          719,778,692
GNMA II, 8.00%, 8/20/16 - 10/20/26 .......................................................           35,000,053           35,306,240
GNMA PL, 8.00%, 1/15/32 - 5/15/32 ........................................................           13,975,615           14,077,976
GNMA I, GPM, 8.25%, 2/15/28 ..............................................................            3,947,731            3,995,418
GNMA PL, 8.25%, 3/15/17 - 11/15/17 .......................................................           12,699,211           13,027,015
GNMA I, SF, 8.50%, 5/15/16 - 11/15/24 ....................................................          118,264,025          121,846,699
GNMA II, 8.50%, 4/20/16 - 6/20/25 ........................................................           22,793,362           23,325,643
GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17 ...................................................              484,250              496,021
GNMA I, SF, 9.00%, 10/15/04 - 7/15/23 ....................................................          143,155,412          149,335,041
GNMA II, 9.00%, 5/20/16 - 11/20/21 .......................................................            7,007,520            7,259,801
GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17 ....................................................            2,363,804            2,430,538
GNMA I, SF, 9.50%, 5/15/09 - 2/15/23 .....................................................           80,021,510           84,162,534
GNMA II, 9.50%, 9/20/15 - 4/20/25 ........................................................            5,544,169            5,788,354
GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13 .................................................            2,619,428            2,749,634
GNMA I, SF, 10.00%, 4/15/12 - 4/15/25 ....................................................           93,128,953           99,304,147
GNMA II, 10.00%, 8/20/15 - 3/20/21 .......................................................            9,736,534           10,300,104
GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21 ...................................................              601,036              640,705
GNMA I, SF, 10.50%, 10/15/00 - 10/15/21 ..................................................           67,139,645           72,604,726
GNMA II, 10.50%, 9/20/13 - 3/20/21 .......................................................           17,627,790           18,918,608
GNMA I, GPM, 11.00%, 12/15/09 - 3/15/11 ..................................................            5,354,622            5,721,569
GNMA I, SF, 11.00%, 11/15/09 - 5/15/21 ...................................................           60,341,576           66,223,832
GNMA II, 11.00%, 8/20/13 - 1/20/21 .......................................................            4,074,860            4,455,098
GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16 ...................................................            2,200,542            2,381,722
GNMA I, GPM, 11.50%, 7/20/13 - 1/20/14 ...................................................              630,779              683,374
GNMA I, SF, 11.50%, 2/15/13 - 12/15/17 ...................................................           12,813,382           14,177,838
GNMA II, 11.50%, 8/20/13 - 4/20/18 .......................................................              959,762            1,054,006
GNMA II, GPM, 11.50%, 3/15/10 - 6/15/13 ..................................................              125,794              137,607
GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15 ..................................................              446,698              490,703
GNMA I, GPM, 12.00%, 10/15/10 - 1/15/13 ..................................................              202,251              221,581
GNMA I, SF, 12.00%, 5/15/11 - 7/15/18 ....................................................           58,436,509           65,466,865
GNMA II, 12.00%, 9/20/13 - 2/20/16 .......................................................            2,537,019            2,819,883
GNMA I, GPM, 12.50%, 4/15/10 - 10/15/11 ..................................................              574,957              637,681
GNMA I, SF, 12.50%, 1/15/10 - 8/15/18 ....................................................           54,216,391           61,500,169
GNMA II, 12.50%, 9/20/13 - 11/20/15 ......................................................            2,500,676            2,819,192
GNMA I, GPM, 12.75%, 5/15/14 - 6/15/15 ...................................................                9,225               10,397
GNMA I, SF, 13.00%, 7/15/10 - 1/15/16 ....................................................           51,933,153           59,297,831
GNMA II, 13.00%, 10/20/13 - 9/20/15 ......................................................            1,749,753            1,985,230
                                                                                                                       -------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (COST $7,409,196,638) ..............                             7,210,543,221
                                                                                                                       -------------


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 U.S. GOVERNMENT SECURITIES FUND                                                                  AMOUNT                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 3.9%
(c)U.S. Treasury Bills, 4/06/00 - 5/04/00 ......................................                $86,020,000              $85,927,953
(c)U.S. Treasury Bills, 4/27/00 ................................................                172,530,000              171,865,242
   U.S. Treasury Notes, 4.625%, 11/30/00 .......................................                 40,000,000               39,550,000
                                                                                                                      --------------
   TOTAL SHORT TERM INVESTMENTS (COST $297,337,263) ............................                                         297,343,195
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $7,706,533,901) 99.8% ...............................                                       7,507,886,416
   OTHER ASSETS, LESS LIABILITIES .2% ..........................................                                          11,308,669
                                                                                                                      --------------
   NET ASSETS 100.0% ...........................................................                                      $7,519,195,085
                                                                                                                      --------------


(c) Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.


                       See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

FRANKLIN UTILITIES FUND

                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2000              YEAR ENDED SEPTEMBER 30,
CLASS A                                              (UNAUDITED)        1999(g)        1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $9.58           $11.36        $10.04        $9.73        $9.75        $8.33
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .22              .48           .52          .53          .54          .53
 Net realized and unrealized gains (losses) ...          (.64)           (1.41)         1.58          .73          .03         1.42
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............          (.42)            (.93)         2.10         1.26          .57         1.95
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.22)            (.52)         (.52)        (.52)        (.52)        (.52)
 Net realized gains ...........................          (.36)            (.33)         (.26)        (.43)        (.07)        (.01)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.58)            (.85)         (.78)        (.95)        (.59)        (.53)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................         $8.58            $9.58        $11.36       $10.04        $9.73        $9.75
                                                  ==================================================================================
Total return(a) ...............................         (4.35%)          (8.54%)       21.71%       13.72%        5.94%       24.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $1,309,893       $1,594,862    $2,054,546   $1,953,273   $2,400,561   $2,765,976
Ratios to average net assets:
 Expenses .....................................           .85%(b)          .80%          .76%         .75%         .71%         .73%
 Net investment income ........................          4.98%(b)         4.60%         4.73%        5.26%        5.24%        5.88%
Portfolio turnover rate .......................          8.88%           33.99%        11.77%        7.24%       17.05%        5.55%

CLASS B
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $9.59              $11.08
                                                  -----------------------------------
Income from investment operations:
 Net investment income ........................           .20                 .31
 Net realized and unrealized losses ...........          (.63)              (1.44)
                                                  -----------------------------------
Total from investment operations ..............          (.43)              (1.13)
                                                  -----------------------------------
Less distributions from:
 Net investment income ........................          (.20)               (.36)
 Net realized gains ...........................          (.36)                 --
                                                  -----------------------------------
Total distributions ...........................          (.56)               (.36)
                                                  -----------------------------------
Net asset value, end of period ................         $8.60               $9.59
                                                  ===================================
Total return(a) ...............................         (4.37%)            (10.37%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $4,306              $3,142
Ratios to average net assets:
 Expenses .....................................          1.36%(b)            1.31%(b)
 Net investment income ........................          4.47%(b)            4.12%(b)
Portfolio turnover rate .......................          8.88%              33.99%





(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average shares outstanding effective year end September 30, 1999.

(g) For the period January 1, 1999 (effective date) to September 30, 1999 for Class B.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights (continued)


FRANKLIN UTILITIES FUND (CONT.)

                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2000              YEAR ENDED SEPTEMBER 30,
CLASS C                                             (UNAUDITED)      1999        1998         1997(f)        1996         1995(d)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $9.57         $11.35        $10.02         $9.72         $9.75        $8.89
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................        .20            .43           .46           .45           .46          .23
 Net realized and unrealized gains (losses) ...       (.63)         (1.42)         1.60           .76           .06          .88
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............       (.43)          (.99)         2.06          1.21           .52         1.11
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.20)          (.46)         (.47)         (.48)         (.48)        (.25)
 Net realized gains ...........................       (.36)          (.33)         (.26)         (.43)         (.07)       --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.56)          (.79)         (.73)         (.91)         (.55)        (.25)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................      $8.58          $9.57        $11.35        $10.02         $9.72        $9.75
                                                  ==================================================================================
Total return(a) ...............................      (4.52%)        (9.06%)        21.24%        13.06%         5.39%       13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $28,117        $34,697       $40,628       $21,906       $19,655       $8,369
Ratios to average net assets:
 Expenses .....................................       1.36%(b)       1.31%         1.28%         1.27%         1.23%        1.21%(b)
 Net investment income ........................       4.46%(b)       4.08%         4.19%         4.78%         4.86%        5.15%(b)
Portfolio turnover rate .......................       8.88%         33.99%        11.77%         7.24%        17.05%        5.55%

ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(c)
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $9.61         $11.39        $10.04         $9.55
                                                   ------------------------------------------------------
Income from investment operations:
Net investment income .........................        .23            .51           .58           .36
Net realized and unrealized gains (losses) ....       (.64)         (1.42)         1.57           .53
                                                   ------------------------------------------------------
Total from investment operations ..............       (.41)          (.91)         2.15           .89
                                                   ------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.23)          (.54)         (.54)         (.40)
 Net realized gains ...........................       (.36)          (.33)         (.26)           --
                                                   ------------------------------------------------------
Total distributions ...........................       (.59)          (.87)         (.80)         (.40)
                                                   ------------------------------------------------------
Net asset value, end of period ................      $8.61          $9.61        $11.39        $10.04
                                                   ======================================================
Total return(a) ...............................      (4.17%)        (8.48%)        22.20%         9.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $7,372         $8,058       $13,651        $8,719
Ratios to average net assets:
 Expenses .....................................        .71%(b)        .66%          .63%          .62%(b)
 Net investment income ........................       5.11%(b)       4.82%         4.93%         5.33%(b)
Portfolio turnover rate .......................       8.88%         33.99%        11.77%         7.24%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)  Annualized.

(c)  Based on average shares outstanding effective year end September 30, 1999.

(d)  For the period May 1, 1995 (effective date) to September 30, 1995 for Class
     C.

(f) For the period January 2, 1997 (effective date) to September 30, 1997 for Advisor Class.




                       See notes to financial statements.

FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED)


 UTILITIES FUND                                                                                       SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 71.8%
 Allegheny Energy Inc. ...............................................................                700,000            $19,293,750
 American Electric Power Co. Inc. ....................................................                439,100             13,090,668
 Avista Corp. ........................................................................                350,000             14,262,500
 Bell Atlantic Corp. .................................................................                400,000             24,450,000
 Central & South West Corp. ..........................................................                675,000             11,517,187
 CH Energy Group Inc. ................................................................                355,000             10,783,124
 Cinergy Corp. .......................................................................                600,000             12,900,000
 CMS Energy Corp. ....................................................................                 51,900                940,687
 Conectiv Inc. .......................................................................                 98,600              1,725,500
 Constellation Energy Group Inc. .....................................................                882,900             28,142,437
 Dominion Resources Inc. .............................................................                710,726             27,318,531
 DQE Inc. ............................................................................                600,000             27,300,000
 Duke Energy Corp. ...................................................................              1,425,000             74,812,500
 Edison International ................................................................              1,000,000             16,562,500
 Entergy Corp. .......................................................................              1,750,000             35,328,125
 FirstEnergy Corp. ...................................................................                200,000              4,125,000
 Florida Progress Corp. ..............................................................                296,900             13,620,288
 FPL Group Inc. ......................................................................              1,515,000             69,784,688
 GPU Inc. ............................................................................                387,000             10,594,125
 GTE Corp. ...........................................................................                300,000             21,300,000
 Hawaiian Electric Industries Inc. ...................................................                400,000             12,725,000
 Kansas City Power & Light Co. .......................................................              1,000,000             29,000,000
 MCN Energy Group Inc. ...............................................................                 90,500              2,262,500
 Montana Power Co. ...................................................................                400,000             25,600,000
 New Century Energies Inc. ...........................................................                812,145             24,415,109
 NiSource Inc. .......................................................................              1,200,000             20,250,000
 Northeast Utilities .................................................................                500,000             10,750,000
 Northern States Power Co. ...........................................................                399,600              7,942,050
 Northwestern Corp. ..................................................................                809,600             16,698,000
 NSTAR ...............................................................................                234,700              9,857,400
 PECO Energy Co. .....................................................................              1,116,700             41,178,313
 PG&E Corp. ..........................................................................              2,190,000             45,990,000
 Pinnacle West Capital Corp. .........................................................                600,000             16,912,500
 Puget Sound Energy Inc. .............................................................                750,000             16,640,625
 Reliant Energy Inc. .................................................................                640,000             15,000,000
 SBC Communications Inc. .............................................................                514,200             21,596,400
 SCANA Corp. .........................................................................                300,000              7,368,750
 Sempra Energy .......................................................................                859,006             14,388,351
 Sierra Pacific Resources ............................................................              1,504,000             18,800,000
 SIGCORP Inc. ........................................................................                550,000             13,750,000
 Southern Co. ........................................................................              2,829,300             61,537,275
 TECO Energy Inc. ....................................................................              1,500,000             29,156,250
 Texas Utilities Co. .................................................................                762,750             22,644,141
 Unicom Corp. ........................................................................              1,100,000             40,150,000
 Washington Gas Light Co. ............................................................                250,000              6,796,875
                                                                                                                         -----------
 TOTAL COMMON STOCKS (COST $933,413,873) .............................................                                   969,261,149
                                                                                                                         -----------

 CONVERTIBLE PREFERRED STOCKS 11.3%
 AES Trust I, 5.375%, cvt. pfd., A ...................................................                400,000             44,400,000
 CMS Energy Trust I, 7.75%, cvt. pfd .................................................                705,000             24,322,500
 Kinder Morgan Inc., 8.25%, cvt. pfd .................................................                250,000             11,812,500
 NiSource Inc., 7.75%, cvt. pfd ......................................................                200,000              7,300,000
 Nortel Inversora SA, 10.00%, cvt. pfd. MEDS (Argentina) .............................                350,000             21,000,000
 Texas Utilities Co., 9.25%, cvt. pfd ................................................                647,600             25,539,725
 Utilicorp United Inc., 9.75%, cvt. pfd ..............................................                800,000             17,800,000
                                                                                                                         -----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $144,365,098) ..............................                                   152,174,725
                                                                                                                         -----------


FRANKLIN CUSTODIAN FUNDS, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (UNAUDITED) (CONT.)



                                                                                                    PRINCIPAL
  UTILITIES FUND                                                                                      AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
  BONDS 13.5%
   Arizona Public Service Co., 10.25%, 5/15/20 ..............................................       $10,500,000          $11,012,400
   Arizona Public Service Co., 9.00%, 12/15/21 ..............................................        14,500,000           14,446,060
   CalEnergy Co. Inc., senior note, 8.48%, 9/15/28 ..........................................        25,000,000           25,373,500
   CMS Energy Corp., senior note, 7.50%, 1/15/09 ............................................         8,250,000            7,053,750
   Commonwealth Edison Co., 8.50%, 7/15/22 ..................................................         5,000,000            5,030,495
   Commonwealth Edison Co., 8.375%, 9/15/22 .................................................        10,000,000           10,188,700
   Consolidated Edison Inc., 7.10%, 2/01/28 .................................................        15,000,000           13,746,000
   Duquesne Light Co., 8.375%, 5/15/24 ......................................................         5,000,000            5,251,850
(e)Liberty Media Group, cvt., 144A, 4.00%, 11/15/29 .........................................        10,000,000           15,812,500
   Midland Funding Corp. I, C-94, 10.33%, 7/23/02 ...........................................         7,160,542            7,463,125
   Niagara Mohawk Power Corp., 8.75%, 4/01/22 ...............................................         5,000,000            5,067,945
   Niagara Mohawk Power Corp., senior disc. note, H, zero cpn
    to 7/01/03, 8.50% thereafter, 7/01/10 ...................................................         6,000,000            4,653,780
   Niagara Mohawk Power Corp., senior note, D, 7.25%, 10/01/02 ..............................         3,024,391            2,993,149
   Niagara Mohawk Power Corp., senior note, G, 7.75%, 10/01/08 ..............................         4,600,000            4,520,512
   Northwest Pipeline Corp., 7.125%, 12/01/25 ...............................................         3,000,000            2,878,440
   Ohio Edison Co., 8.75%, 6/15/22 ..........................................................         8,000,000            8,203,584
   Panhandle Eastern Co., 7.20%, 8/15/24 ....................................................        20,000,000           17,440,220
   Texas Utilities Co., 8.75%, 11/01/23 .....................................................        10,000,000           10,459,300
   Texas Utilities Co., 8.50%, 8/01/24 ......................................................        10,000,000           10,203,900
                                                                                                                       -------------
   TOTAL BONDS (COST $178,468,540) ..........................................................                            181,799,210
                                                                                                                       -------------
   TOTAL LONG TERM INVESTMENTS (COST $1,256,247,511) ........................................                          1,303,235,084
                                                                                                                       -------------

(d)REPURCHASE AGREEMENT 3.1%
   Joint Repurchase Agreement, 6.081%, 4/03/00 (Maturity Value $41,883,538)
      (COST $41,862,324) ....................................................................        41,862,324           41,862,324
    Banc of America Securities LLC (Maturity Value $2,089,989)
    Barclays Capital Inc. (Maturity Value $3,816,009)
    Bear, Stearns & Co. Inc. (Maturity Value $1,633,458)
    Chase Securities Inc. (Maturity Value $3,816,009)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $3,816,009)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $3,816,009)
    Goldman, Sachs & Co. (Maturity Value $3,816,009)
    Lehman Govt. Securities (Maturity Value $3,816,009)
    Nesbitt Burns Securities Inc. (Maturity Value $3,816,009)
    Paribas Corporation (Maturity Value $4,906,238)
    Societe Generale (Maturity Value $2,725,781)
    Warburg Dillon Read LLC (Maturity Value $3,816,009)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                       -------------
   TOTAL INVESTMENTS (COST $1,298,109,835) 99.7% ............................................                          1,345,097,408
   OTHER ASSETS, LESS LIABILITIES .3% .......................................................                              4,590,195
                                                                                                                       -------------
   NET ASSETS 100.0% ........................................................................                         $1,349,687,603
                                                                                                                       -------------


(d)  See note 1(c) regarding joint repurchase agreement.

(e)  See note 7 regarding restricted security.


                       See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000 (UNAUDITED)


                                                                                                 U.S. GOVERNMENT
                                                 DYNATECH FUND     GROWTH FUND    INCOME FUND     SECURITIES FUND     UTILITIES FUND
                                                 -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................   $149,937,494     $959,404,140   $6,961,712,886    $7,706,533,901    $1,256,247,511
                                                 ===================================================================================
  Value ......................................    533,353,528    2,157,064,025    6,525,768,143     7,507,886,416     1,303,235,084
 Repurchase agreements, at value and cost ....    418,938,792      453,829,573      101,991,196                --        41,862,324
 Cash ........................................             --               --               --             1,203                --
 Receivables:
  Investment securities sold .................             --           17,917       16,486,681                --         3,466,716
  Capital shares sold ........................      5,692,024        7,052,497        6,286,493         4,471,116           536,269
  Dividends and interest .....................         95,366        1,296,623      132,095,195        45,314,813         6,761,754
                                                 -----------------------------------------------------------------------------------
      Total assets ...........................    958,079,710    2,619,260,635    6,782,627,708     7,557,673,548     1,355,862,147
                                                 -----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............      3,226,047          818,370        5,850,971                --                --
  Capital shares redeemed ....................      2,373,996        8,867,567       31,405,777        27,299,323         3,584,851
  Affiliates .................................        988,322        2,745,629        5,445,638         5,257,550         1,215,844
  Shareholders ...............................        371,552        1,061,546        3,970,576         5,147,891         1,110,084
 Other liabilities ...........................         16,383          120,764          605,900           773,699           263,765
                                                 -----------------------------------------------------------------------------------
      Total liabilities ......................      6,976,300       13,613,876       47,278,862        38,478,463         6,174,544
                                                 -----------------------------------------------------------------------------------
       Net assets, at value ..................   $951,103,410   $2,605,646,759   $6,735,348,846    $7,519,195,085    $1,349,687,603
                                                 ===================================================================================
Net assets consist of:
 Undistributed net investment income .........     $2,880,974       $7,918,935      $40,345,031       $10,784,047        $1,641,180
 Net unrealized appreciation (depreciation) ..    383,416,034    1,197,659,885     (436,011,254)     (198,647,485)       46,987,573
 Accumulated net realized gain (loss) ........       (558,943)     102,481,501       (9,240,637)     (332,251,979)      (21,059,274)
 Capital shares ..............................    565,365,345    1,297,586,438    7,140,255,706     8,039,310,502     1,322,118,124
                                                 -----------------------------------------------------------------------------------
       Net assets, at value ..................   $951,103,410   $2,605,646,759   $6,735,348,846    $7,519,195,085    $1,349,687,603
                                                 ===================================================================================



                     See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
MARCH 31, 2000 (UNAUDITED)

                                                                                                    U.S. GOVERNMENT
                                                       DYNATECH FUND    GROWTH FUND   INCOME FUND    SECURITIES FUND  UTILITIES FUND
                                                       -----------------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................  $822,547,534  $2,168,454,739  $5,792,651,892  $7,144,019,614  $1,309,893,017
                                                       =============================================================================
 Shares outstanding ..................................    26,680,553      59,643,106   2,726,824,000   1,092,660,926     152,601,470
                                                       =============================================================================
 Net asset value per share* ..........................        $30.83          $36.36           $2.12           $6.54           $8.58
                                                       =============================================================================
 Maximum offering price per share
   (net asset value per share - 94.25%, 94.25%,
   95.75%, 95.75%, and 95.75%, respectively) .........        $32.71          $38.58           $2.21           $6.83           $8.96
                                                       =============================================================================
CLASS B:
 Net assets, at value ................................    $1,316,688     $28,582,426    $100,886,855     $66,076,872      $4,305,502
                                                       =============================================================================
 Shares outstanding ..................................        42,780         791,254      47,484,178      10,115,350         500,661
                                                       =============================================================================
 Net asset value and maximum offering price per share*        $30.78          $36.12           $2.12           $6.53           $8.60
                                                       =============================================================================
CLASS C:
 Net assets, at value ................................  $127,239,188    $370,062,153    $823,568,695    $270,066,751     $28,117,480
                                                       =============================================================================
 Shares outstanding ..................................     4,207,622      10,343,137     386,243,228      41,445,290       3,278,175
                                                       =============================================================================
 Net asset value per share* ..........................        $30.24          $35.78           $2.13           $6.52           $8.58
                                                       =============================================================================
 Maximum offering price per share
  (net asset value per share - 99.00%) ...............        $30.55          $36.14           $2.15           $6.59           $8.67
                                                       =============================================================================
ADVISOR CLASS:
 Net assets, at value ................................            --     $38,547,441     $18,241,404     $39,031,848      $7,371,604
                                                       =============================================================================
 Shares outstanding ..................................            --       1,059,363       8,609,639       5,964,008         856,480
                                                       =============================================================================
 Net asset value and maximum offering price per share             --          $36.39           $2.12           $6.54           $8.61
                                                       =============================================================================


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)


                                                                                                     U.S. GOVERNMENT
                                                          DYNATECH FUND  GROWTH FUND  INCOME FUND    SECURITIES FUND  UTILITIES FUND
                                                          --------------------------------------------------------------------------
Investment income:(+)
 Dividends .............................................      $378,432   $10,854,039    $99,953,218   $          --     $33,996,382
 Interest ..............................................     9,592,595    20,708,021    230,414,056     288,456,316       9,269,171
                                                          --------------------------------------------------------------------------
      Total investment income ..........................     9,971,027    31,562,060    330,367,274     288,456,316      43,265,553
                                                          --------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................     1,885,179     5,902,318     16,386,795      17,736,651       3,437,011
 Distribution fees: (Note 3)
  Class A ..............................................       825,656     2,706,002      4,722,371       4,164,923         954,794
  Class B ..............................................         1,055       112,895        304,657         192,992          11,932
  Class C ..............................................       500,148     1,826,123      2,971,956         951,492          98,402
 Transfer agent fees (Note 3) ..........................       577,754     1,905,590      3,892,325       3,889,299       1,472,227
 Custodian fees ........................................         3,517        15,807        213,298          52,986          10,600
 Reports to shareholders ...............................        87,099       313,342        801,424         714,697         289,645
 Registration and filing fees ..........................        37,867        68,769         84,703         100,011          52,668
 Professional fees (Note 3) ............................         7,029        27,409         79,634         108,478          17,870
 Directors' fees and expenses ..........................         2,428         8,958         26,757          29,326           6,362
 Other .................................................         5,697        28,969        105,172         102,245          16,856
                                                          --------------------------------------------------------------------------
      Total expenses ...................................     3,933,429    12,916,182     29,589,092      28,043,100       6,368,367
                                                          --------------------------------------------------------------------------
       Net investment income ...........................     6,037,598    18,645,878    300,778,182     260,413,216      36,897,186
                                                          --------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
  Investments ..........................................       435,378   105,018,403     19,151,372     (42,305,552)    (21,040,380)
  Foreign currency transactions ........................            --            --       (163,270)             --              --
                                                          --------------------------------------------------------------------------
      Net realized gain (loss) .........................       435,378   105,018,403     18,988,102     (42,305,552)    (21,040,380)
 Net unrealized appreciation (depreciation) on:
  Investments ..........................................   212,680,314   160,143,604   (350,507,956)    (74,800,491)    (84,771,376)
  Translation of assets and liabilities denominated in
   foreign currencies ..................................            --            --       (100,960)             --              --
                                                          --------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) .........   212,680,314   160,143,604   (350,608,916)    (74,800,491)    (84,771,376)
                                                          --------------------------------------------------------------------------
Net realized and unrealized gain (loss) ................   213,115,692   265,162,007   (331,620,814)   (117,106,043)   (105,811,756)
                                                          --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations .......................................  $219,153,290  $283,807,885   $(30,842,632)   $143,307,173    $(68,914,570)
                                                          ==========================================================================


(+) Net of foreign taxes and fees of $3,429, $32,672 and $328,985 for the DynaTech Fund, Growth Fund and Income Fund, respectively.


                     See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30,1999


                                                                     DYNATECH FUND                           GROWTH FUND
                                                         ---------------------------------------------------------------------------
                                                         SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                          MARCH 31, 2000    SEPTEMBER 30, 1999   MARCH 31, 2000   SEPTEMBER 30, 1999
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................        $6,037,598         $6,865,590          $18,645,878          $26,305,706
  Net realized gain (loss) from investments ........           435,378           (338,333)         105,018,403           29,214,381
  Net unrealized appreciation on investments .......       212,680,314         83,837,801          160,143,604          306,579,274
                                                         ---------------------------------------------------------------------------
      Net increase in net assets
       resulting from operations ...................       219,153,290         90,365,058          283,807,885          362,099,361

 Distributions to shareholders from:
  Net investment income:
   Class A .........................................        (8,348,647)        (3,136,187)         (28,512,588)         (25,640,633)
   Class B .........................................                --                 --             (210,850)                  --
   Class C .........................................          (831,120)          (124,996)          (2,415,971)          (2,012,593)
   Advisor Class ...................................                --                 --             (604,017)          (1,007,143)
  Net realized gains:
   Class A .........................................                --                 --          (16,550,368)         (12,164,613)
   Class B .........................................                --                 --             (157,913)                  --
   Class C .........................................                --                 --           (2,910,638)          (1,558,802)
   Advisor Class ...................................                --                 --             (298,276)            (412,806)
                                                         ---------------------------------------------------------------------------
 Total distributions to shareholders ...............        (9,179,767)        (3,261,183)         (51,660,621)         (42,796,590)
 Capital share transactions: (Note 2)
  Class A ..........................................       140,863,612        204,020,827         (143,864,547)         208,528,068
  Class B ..........................................         1,304,752                 --            9,105,035           17,377,780
  Class C ..........................................        25,601,062         54,012,938          (26,123,082)         136,924,339
  Advisor Class ....................................                --                 --             (305,734)         (14,668,648)
                                                         ---------------------------------------------------------------------------
 Total capital share transactions ..................       167,769,426        258,033,765         (161,188,328)         348,161,539
      Net increase in net assets ...................       377,742,949        345,137,640           70,958,936          667,464,310
Net assets
 Beginning of period ...............................       573,360,461        228,222,821        2,534,687,823        1,867,223,513
                                                         ---------------------------------------------------------------------------
 End of period .....................................      $951,103,410       $573,360,461       $2,605,646,759       $2,534,687,823
                                                         ===========================================================================
Undistributed net investment income included
   in net assets:
 End of period .....................................        $2,880,974         $6,023,143           $7,918,935          $21,016,483
                                                         ===========================================================================


                       See notes to financial statements.




FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30,1999



                                                                     INCOME FUND                   U.S. GOVERNMENT SECURITIES FUND
                                                         ---------------------------------------------------------------------------
                                                         SIX MONTHS ENDED     YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                                         MARCH 31, 2000     SEPTEMBER 30, 1999   MARCH 31, 2000   SEPTEMBER 30, 1999
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................       $300,778,182        $626,733,329        $260,413,216        $567,920,398
  Net realized gain (loss) from investments
   and foreign  currency transactions ..............         18,988,102          51,617,531         (42,305,552)        (20,761,165)
  Net unrealized depreciation on investments
   and transaction assets and liabilities
   denominated in foreign currencies ...............       (350,608,916)       (348,262,211)        (74,800,491)       (456,909,537)
                                                         ---------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...................        (30,842,632)        330,088,649         143,307,173          90,249,696
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................       (263,651,275)       (577,135,832)       (242,728,081)       (553,411,179)
   Class B .........................................         (3,597,805)         (2,209,823)         (1,717,030)         (1,105,149)
   Class C .........................................        (35,946,205)        (75,801,312)         (8,706,877)        (17,924,290)
   Advisor Class ...................................           (867,969)         (1,498,463)           (556,009)         (1,446,021)
  Net realized gains:
   Class A .........................................        (41,552,782)        (39,569,871)                 --                  --
   Class B .........................................           (596,476)                 --                  --                  --
   Class C .........................................         (6,094,233)         (5,375,553)                 --                  --
   Advisor Class ...................................           (120,550)           (111,728)                 --                  --
                                                         ---------------------------------------------------------------------------
 Total distributions to shareholders ...............       (352,427,295)       (701,702,582)       (253,707,997)       (573,886,639)
 Capital share transactions: (Note 2)
  Class A ..........................................       (654,666,057)       (606,190,104)       (646,479,997)       (688,853,199)
  Class B ..........................................         22,403,328          85,436,281          15,297,698          52,403,589
  Class C ..........................................       (125,650,962)         29,256,414         (34,632,169)         53,652,278
  Advisor Class ....................................         (4,631,904)          2,808,064          23,565,942         (19,523,483)
                                                         ---------------------------------------------------------------------------
 Total capital share transactions ..................       (762,545,595)       (488,689,345)       (642,248,526)       (602,320,815)
      Net decrease in net assets ...................     (1,145,815,522)       (860,303,278)       (752,649,350)     (1,085,957,758)
Net assets
 Beginning of period ...............................      7,881,164,368       8,741,467,646       8,271,844,435       9,357,802,193
 End of period .....................................     $6,735,348,846      $7,881,164,368      $7,519,195,085      $8,271,844,435
                                                         ===========================================================================
Undistributed net investment income
  included in net assets:
 End of period .....................................        $40,345,031         $43,630,103         $10,784,047          $4,078,828
                                                         ===========================================================================

                     See notes to financial statements.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30,1999


                                                                                                         UTILITIES FUND
                                                                                          ------------------------------------------
                                                                                          SIX MONTHS ENDED            YEAR ENDED
                                                                                           MARCH 31, 2000         SEPTEMBER 30, 1999
                                                                                          ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................              $36,897,186               $89,780,235
  Net realized gain (loss) from investments ....................................              (21,040,380)               60,357,191
  Net unrealized depreciation on investments ...................................              (84,771,376)             (326,085,108)
                                                                                          ------------------------------------------
      Net decrease in net assets resulting from operations .....................              (68,914,570)             (175,947,682)
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................................................              (35,511,224)              (93,740,439)
   Class B .....................................................................                  (82,478)                  (70,888)
   Class C .....................................................................                 (666,610)               (1,856,680)
   Advisor Class ...............................................................                 (196,162)                 (573,225)
  Net realized gains:
   Class A .....................................................................              (58,704,324)              (61,726,172)
   Class B .....................................................................                 (135,732)                       --
   Class C .....................................................................               (1,227,161)               (1,415,836)
   Advisor Class ...............................................................                 (304,748)                 (394,011)
                                                                                          ------------------------------------------
 Total distributions to shareholders ...........................................              (96,828,439)             (159,777,251)
 Capital share transactions: (Note 2)
  Class A ......................................................................             (123,809,654)             (133,473,544)
  Class B ......................................................................                1,543,767                 3,363,935
  Class C ......................................................................               (3,216,365)                1,499,912
  Advisor Class ................................................................                  153,650                (3,731,163)
                                                                                          ------------------------------------------
 Total capital share transactions ..............................................             (125,328,602)             (132,340,860)
      Net decrease in net assets ...............................................             (291,071,611)             (468,065,793)
Net assets
 Beginning of period ...........................................................            1,640,759,214             2,108,825,007
                                                                                          ------------------------------------------
 End of period .................................................................           $1,349,687,603            $1,640,759,214
                                                                                          ==========================================
Undistributed net investment income included in net assets:
 End of period .................................................................               $1,641,180                $1,200,468
                                                                                          ==========================================


                       See notes to financial statements.




FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited)



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of five series (the Funds). The Funds and their investment objectives are:

   CAPITAL GROWTH      GROWTH AND INCOME        CURRENT INCOME
   -----------------------------------------------------------------------------
   DynaTech             FundIncome Fund          U.S. Government Securities Fund
   Growth Fund          Utilities Fund

The following summarizes the Funds' significant accounting policies.

a.   SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted Securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on the securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   JOINT REPURCHASE AGREEMENT

The Funds, except the U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2000, all outstanding repurchase agreements held by the Funds had been entered into on that date.

d.   INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
     (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2.   CAPITAL STOCK

The classes of shares offered within each of the Funds are indicated below. Effective February 1, 2000, the DynaTech Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A, CLASS B & CLASS C     CLASS A, CLASS B, CLASS C & ADVISOR CLASS
        ------------------------------------------------------------------------
        DynaTech Fund                  Growth Fund
                                       Income Fund
                                       U.S. Government Securities Fund
                                       Utilities Fund

At March 31, 2000, there were 23 billion shares authorized ($0.01 par value), allocated to the Funds as follows (in millions):

                                                                                           U.S.
                                                                                        GOVERNMENT
                                                      DYNATECH           GROWTH           INCOME          SECURITIES      UTILITIES
                                                        FUND              FUND             FUND              FUND           FUND
                                                      ------------------------------------------------------------------------------
Class A ....................................             250               250             4,600             2,500               400
Class B ....................................             500               750             1,000             1,000               750
Class C ....................................             250               250             3,600             2,500               400
Advisor Class ..............................              --             1,000             1,000             1,000             1,000

Transactions in the Funds' shares were as follows:


                                                                      DYNATECH FUND                        GROWTH FUND
                                                               ---------------------------------------------------------------------
                                                                  SHARES          AMOUNT               SHARES           AMOUNT
                                                               ---------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2000
 Shares sold ...........................................       11,203,736        $317,258,141         7,515,550        $256,130,069
 Shares issued in reinvestment of distributions ........          268,754           6,756,479         1,230,934          41,075,991
 Shares redeemed .......................................       (6,401,637)       (183,151,008)      (12,934,304)       (441,070,607)
                                                               ---------------------------------------------------------------------
 Net increase (decrease) ...............................        5,070,853        $140,863,612        (4,187,820)      $(143,864,547)
                                                               =====================================================================
Year ended September 30, 1999
 Shares sold ...........................................       17,286,196        $370,259,728        24,514,491        $788,134,524
 Shares issued in reinvestment of distributions ........          127,556           2,501,368         1,118,691          34,679,441
 Shares redeemed .......................................       (7,906,769)       (168,740,269)      (19,040,973)       (614,285,897)
                                                               ---------------------------------------------------------------------
 Net increase ..........................................        9,506,983        $204,020,827         6,592,209        $208,528,068
                                                               =====================================================================

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (continued)


2. CAPITAL STOCK (CONT.)


                                                                          DYNATECH FUND                        GROWTH FUND
                                                                     SHARES          AMOUNT            SHARES             AMOUNT
                                                                  ------------------------------------------------------------------
CLASS B SHARES:
Period ended March 31, 2000(a)
 Shares sold ..............................................          42,790         $1,305,052          339,760         $11,534,112
 Shares issued in reinvestment of distributions ...........              --                 --           10,298             342,192
 Shares redeemed ..........................................             (10)              (300)         (81,751)         (2,771,269)
                                                                  ------------------------------------------------------------------
 Net increase .............................................          42,780         $1,304,752          268,307          $9,105,035
                                                                  ==================================================================
Year ended September 30, 1999(b)
 Shares sold ..............................................                                             543,882         $18,086,933
 Shares redeemed ..........................................                                             (20,935)           (709,153)
                                                                                                      ------------------------------
 Net increase .............................................                                             522,947         $17,377,780
                                                                                                      ==============================
CLASS C SHARES:
Six months ended March 31, 2000
 Shares sold ..............................................       1,405,390        $38,128,684        1,623,573         $54,260,198
 Shares issued in reinvestment of distributions ...........          30,588            756,126          149,267           4,913,870
 Shares redeemed ..........................................        (491,962)       (13,283,748)      (2,546,994)        (85,297,150)
                                                                  ------------------------------------------------------------------
 Net increase (decrease) ..................................         944,016        $25,601,062         (774,154)       $(26,123,082)
                                                                  ==================================================================
Year ended September 30, 1999
 Shares sold ..............................................       3,291,292        $69,762,043        6,792,630        $214,759,039
 Shares issued in reinvestment of distributions ...........           6,129            118,473          108,414           3,318,582
 Shares redeemed ..........................................        (738,937)       (15,867,578)      (2,527,969)        (81,153,282)
                                                                  ------------------------------------------------------------------
 Net increase .............................................       2,558,484        $54,012,938        4,373,075        $136,924,339
                                                                  ==================================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2000
 Shares sold ..............................................                                             164,658          $5,641,990
 Shares issued in reinvestment of distributions ...........                                              26,712             891,373
 Shares redeemed ..........................................                                            (197,846)         (6,839,097)
                                                                                                     -------------------------------
 Net decrease .............................................                                              (6,476)          $(305,734)
                                                                                                     ===============================
Year ended September 30, 1999
 Shares sold ..............................................                                             981,629         $31,090,587
 Shares issued in reinvestment of distributions ...........                                              45,473           1,409,662
 Shares redeemed ..........................................                                          (1,423,873)        (47,168,897)
                                                                                                     -------------------------------
 Net decrease .............................................                                            (396,771)       $(14,668,648)
                                                                                                     ===============================

                                                                                                           U.S. GOVERNMENT
                                                                        INCOME FUND                        SECURITIES FUND
                                                              ----------------------------------------------------------------------
                                                                 SHARES            AMOUNT             SHARES            AMOUNT
                                                              ----------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2000
 Shares sold .............................................     135,519,984        $291,036,912       80,377,187        $523,662,804
 Shares issued in reinvestment of distributions ..........      84,194,766         180,780,251       19,618,626         127,696,096
 Shares redeemed .........................................    (525,277,628)     (1,126,483,220)    (199,371,118)     (1,297,838,897)
                                                              ----------------------------------------------------------------------
 Net decrease ............................................    (305,562,878)      $(654,666,057)     (99,375,305)      $(646,479,997)
                                                              ======================================================================
Year ended September 30, 1999
 Shares sold .............................................     338,537,606        $782,395,737      285,103,662      $1,934,434,693
 Shares issued in reinvestment of distributions ..........     157,627,005         363,473,509       41,934,467         283,874,052
 Shares redeemed .........................................    (760,496,959)     (1,752,059,350)    (429,458,313)     (2,907,161,944)
                                                              ----------------------------------------------------------------------
 Net decrease ............................................    (264,332,348)      $(606,190,104)    (102,420,184)      $(688,853,199)
                                                              ======================================================================

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (continued)




2. CAPITAL STOCK (CONT.)


                                                                                                              U.S. GOVERNMENT
                                                                           INCOME FUND                        SECURITIES FUND
                                                                --------------------------------------------------------------------
                                                                     SHARES          AMOUNT              SHARES           AMOUNT
                                                                --------------------------------------------------------------------
CLASS B SHARES:
Six months ended March 31, 2000
 Shares sold ..............................................       14,164,531        $30,594,349        3,267,021        $21,292,478
 Shares issued in reinvestment of distributions ...........        1,055,265          2,264,688          173,988          1,130,666
 Shares redeemed ..........................................       (4,882,879)       (10,455,709)      (1,096,628)        (7,125,446)
                                                                --------------------------------------------------------------------
 Net increase .............................................       10,336,917        $22,403,328        2,344,381        $15,297,698
                                                                ====================================================================
Year ended September 30, 1999(b)
 Shares sold ..............................................       37,825,077        $86,986,436        8,225,072        $55,415,226
 Shares issued in reinvestment of distributions ...........          505,585          1,157,703          109,018            723,581
 Shares redeemed ..........................................       (1,183,401)        (2,707,858)        (563,121)        (3,735,218)
                                                                --------------------------------------------------------------------
 Net increase .............................................       37,147,261        $85,436,281        7,770,969        $52,403,589
                                                                ====================================================================
CLASS C SHARES:
Six months ended March 31, 2000
 Shares sold ..............................................       32,693,455        $70,725,316        7,164,719        $46,556,034
 Shares issued in reinvestment of distributions ...........       12,320,899         26,581,700          896,770          5,820,340
 Shares redeemed ..........................................     (103,576,087)      (222,957,978)     (13,409,713)       (87,008,543)
                                                                --------------------------------------------------------------------
 Net decrease .............................................      (58,561,733)     $(125,650,962)      (5,348,224)      $(34,632,169)
                                                                ====================================================================
Year ended September 30, 1999
 Shares sold ..............................................      109,923,377       $255,290,823       25,192,988       $171,121,432
 Shares issued in reinvestment of distributions ...........       22,213,949         51,426,235        1,822,494         12,288,387
 Shares redeemed ..........................................     (120,130,411)      (277,460,644)     (19,198,838)      (129,757,541)
                                                                --------------------------------------------------------------------
 Net increase .............................................       12,006,915        $29,256,414        7,816,644        $53,652,278
                                                                ====================================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2000
 Shares sold ..............................................        2,675,153         $5,755,353        4,365,707        $28,426,198
 Shares issued in reinvestment of distributions ...........          386,645            830,967           61,481            399,945
 Shares redeemed ..........................................       (5,163,192)       (11,218,224)        (808,701)        (5,260,201)
                                                                --------------------------------------------------------------------
 Net increase (decrease) ..................................       (2,101,394)       $(4,631,904)       3,618,487        $23,565,942
                                                                ====================================================================
Year ended September 30, 1999
 Shares sold ..............................................        4,378,496         $9,880,188        2,098,984        $14,369,642
 Shares issued in reinvestment of distributions ...........          633,401          1,460,321          171,896          1,170,966
 Shares redeemed ..........................................       (3,655,393)        (8,532,445)      (5,113,145)       (35,064,091)
                                                                --------------------------------------------------------------------
 Net increase (decrease) ..................................        1,356,504         $2,808,064       (2,842,265)      $(19,523,483)
                                                                ====================================================================


                                                           UTILITIES FUND
                                                    ----------------------------
                                                       SHARES          AMOUNT
                                                    ----------------------------
CLASS A SHARES:
Six months ended March 31, 2000
 Shares sold .....................................    5,481,979     $48,394,862
 Shares issued in reinvestment of distributions ..    8,636,773      74,410,818
 Shares redeemed .................................  (27,940,227)   (246,615,334)
                                                    ----------------------------
 Net decrease ....................................  (13,821,475)  $(123,809,654)
                                                    ============================
Year ended September 30, 1999
 Shares sold .....................................   27,242,414    $297,519,311
 Shares issued in reinvestment of distributions ..   11,041,416     116,411,589
 Shares redeemed .................................  (52,663,254)   (547,404,444)
                                                    ----------------------------
 Net decrease ....................................  (14,379,424)  $(133,473,544)
                                                    ============================

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK (CONT.)


                                                            UTILITIES FUND
                                                      --------------------------
                                                          SHARES       AMOUNT
                                                      --------------------------
CLASS B SHARES:
Six months ended March 31, 2000
 Shares sold .......................................     215,985   $  1,911,176
 Shares issued in reinvestment of distributions ....      19,829        170,430
 Shares redeemed ...................................     (62,602)      (537,839)
                                                      --------------------------
 Net increase ......................................     173,212   $  1,543,767
                                                      ==========================
Year ended September 30, 1999(b)
 Shares sold .......................................     334,316   $  3,432,812
 Shares issued in reinvestment of distributions ....       5,132         52,100
 Shares redeemed ...................................     (11,999)      (120,977)
                                                      --------------------------
 Net increase ......................................     327,449   $  3,363,935
                                                      ==========================
CLASS C SHARES:
Six months ended March 31, 2000
 Shares sold .......................................     749,665   $  6,588,199
 Shares issued in reinvestment of distributions ....     174,941      1,508,222
 Shares redeemed ...................................  (1,270,649)   (11,312,786)
                                                      --------------------------
 Net decrease ......................................    (346,043)  $ (3,216,365)
                                                      ==========================
Year ended September 30, 1999
 Shares sold .......................................   2,112,393   $ 22,884,423
 Shares issued in reinvestment of distributions ....     242,398      2,560,093
 Shares redeemed ...................................  (2,311,438)   (23,944,604)
                                                      --------------------------
 Net increase ......................................      43,353   $  1,499,912
                                                      ==========================
ADVISOR CLASS SHARES:
Six months ended March 31, 2000
 Shares sold .......................................      30,221   $    276,303
 Shares issued in reinvestment of distributions ....      48,277        416,724
 Shares redeemed ...................................     (60,738)      (539,377)
                                                      --------------------------
 Net increase ......................................      17,760   $    153,650
                                                      ==========================
Year ended September 30, 1999
 Shares sold .......................................     635,157   $  6,855,548
 Shares issued in reinvestment of distributions ....      78,903        832,220
 Shares redeemed ...................................  (1,073,756)   (11,418,931)
                                                      --------------------------
 Net decrease ......................................    (359,696)  $ (3,731,163)
                                                      ==========================

a For the period February 1, 2000 (effective date) to March 31,2000 for the DynaTech Fund.

b    For the period January 1, 1999 (effective date) to September 30, 1999.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers and/or directors of the following entities:

ENTITY                                                                         AFFILIATION
------------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                              Investment manager (all Funds except the Growth Fund)
Franklin Investment Advisory Services, LLC (Investment Advisory)               Investment manager (the Growth Fund)
Franklin/Templeton Distributors, Inc. (Distributors)                           Principal Underwriter
Franklin/Templeton Services, Inc. (FT Services)                                Administrative manager
Franklin/Templeton Investor Services, Inc, (Investor Services)                 Transfer agent



FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds, except the Growth Fund, pay an investment management fee to Advisers and the Growth Fund pays an investment management fee to Investment Advisory based on the month-end net assets of the Funds as follows:

      ANNUALIZED FEE RATE   NET ASSETS
      --------------------------------------------------------------------------
            .625%           First $100 million
            .500%           Over $100 million, up to and including $250 million
            .450%           Over $250 million, up to and including $10 billion
            .440%           Over $10 billion, up to and including $12.5 billion

Fees are further reduced on net assets over $12.5 billion.

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to the stated percentages of their daily average net assets for costs incurred in marketing the Funds' shares as follows:

                                                                                                          U.S.
                                                                                                       GOVERNMENT
                                                DYNATECH            GROWTH             INCOME          SECURITIES          UTILITIES
                                                  FUND               FUND               FUND               FUND              FUND
                                                ------------------------------------------------------------------------------------
Class A .............................             0.25%              0.25%              0.15%              0.15%              0.15%
Class B .............................             1.00%              1.00%              0.65%              0.65%              0.65%
Class C .............................             1.00%              1.00%              0.65%              0.65%              0.65%

Distributors paid net commissions on sales of the Funds shares, and received contingent deferred sales charges for the period as follows:

                                                                                                              U.S.
                                                                                                           GOVERNMENT
                                                              DYNATECH      GROWTH          INCOME         SECURITIES      UTILITIES
                                                                FUND         FUND            FUND             FUND           FUND
                                                              ----------------------------------------------------------------------
Net commissions paid ..................................       $83,686      $538,216       $1,346,287       $1,180,816       $75,436
Contingent deferred sales charges .....................       $26,664      $128,971       $  454,462       $  232,790       $22,457

The Funds paid transfer agent fees of $11,737,195, of which $10,350,098 were paid to Investor Services.

Included in professional fees are legal fees of $105,746 that were paid to two law firms in which a partner in each law firm is an officer of the Funds.


4. INCOME TAXES

At September 30, 1999, the DynaTech Fund and the U.S. Government Securities Fund had tax basis capital losses of $677,592 and $269,891,173, respectively, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                 U.S. GOVERNMENT
                                                  DYNATECH FUND  SECURITIES FUND
                                                  ------------------------------
Capital loss carryovers expiring in: 2002 .....   $         --      $111,364,839
                                     2003 .....             --         3,698,366
                                     2004 .....             --        57,539,178
                                     2005 .....             --        50,054,906
                                     2006 .....             --        28,279,472
                                     2007 .....        677,592        18,954,412
                                                  ------------------------------
                                                  $    677,592      $269,891,173
                                                  ------------------------------


At September 30, 1999, the DynaTech Fund and the U.S. Government Securities Fund had deferred capital losses occurring subsequent to October 31, 1998 of $316,729 and $20,055,254, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2000.

FRANKLIN CUSTODIAN FUNDS, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At September 30, 1999, the Income Fund had deferred currency losses occurring subsequent to October 31, 1998 of $26,380,813. For tax purposes, such losses will be reflected in the year ending September 30, 2000.

On September 30, 1999, the U.S. Government Securities Fund had expired capital loss carryovers of $67,082,683, which were reclassified to paid-in-capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At March 31, 2000, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                                  U.S. GOVERNMENT
                                              DYNATECH FUND     GROWTH FUND       INCOME FUND     SECURITIES FUND    UTILITIES FUND
                                              --------------------------------------------------------------------------------------
Investments at cost ........................  $ 568,876,286   $ 1,413,233,713   $ 7,063,704,082   $ 7,706,533,901   $ 1,299,817,928
                                              --------------------------------------------------------------------------------------
Unrealized appreciation ....................  $ 389,553,722   $ 1,248,510,494   $   551,932,709   $    52,510,607   $   160,697,977
Unrealized depreciation ....................     (6,137,688)      (50,850,609)     (987,877,452)     (251,158,092)     (115,418,497)
                                              --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .  $ 383,416,034   $ 1,197,659,885   $  (435,944,743)  $  (198,647,485)  $    45,279,480
                                              --------------------------------------------------------------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2000 were as follows:

                                                                                                U.S. GOVERNMENT
                                       DYNATECH FUND       GROWTH FUND        INCOME FUND       SECURITIES FUND       UTILITIES FUND
                                       ---------------------------------------------------------------------------------------------
Purchases .....................        $46,218,462        $282,645,979       $924,275,216        $6,318,465,187       $128,925,300
Sales .........................        $ 1,876,925        $133,554,789       $346,207,555        $  857,150,463       $279,595,345


6. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 41.9% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2000, the Income Fund held defaulted securities with a value aggregating $3,470,000, representing 0.05% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Income Fund discontinues accruing income on defaulted bonds and provide estimates for losses on interest receivable.

The Utilities Fund has investments in excess of 10% of its assets in the Utilities industry. The Income Fund has investments in excess of 10% of its total net assets in the utility industry and various foreign government agencies. Such concentration may subject the Funds more significantly to economic changes occurring within that industry/country.


7. RESTRICTED SECURITIES

The Utilities Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At March 31, 2000, the Fund held one restricted security as follows:

QUANTITY     ISSUER                                                             ACQUISITION DATE          COST             VALUE
------------------------------------------------------------------------------------------------------------------------------------
10,000,000   Liberty Media Group, cvt., 144A, 4.00% 11/15/29
             (1.17% of Net Assets)                                                  11/10/99           10,000,000        $15,812,500